                                                                    EXHIBIT 10.1

PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED." THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR(*).






                          SIXTH AMENDMENT TO CONVEYANCE
                                       OF
                              GAS PROCESSING RIGHTS




                            DATED AS OF MARCH 1, 2003


                                     BETWEEN

                         ENTERPRISE GAS PROCESSING, LLC,

                               SHELL OIL COMPANY,

                     SHELL EXPLORATION & PRODUCTION COMPANY,

                              SHELL OFFSHORE, INC.,

                   SHELL CONSOLIDATED ENERGY RESOURCES, INC.,

                          SHELL LAND & ENERGY COMPANY,

                         SHELL FRONTIER OIL & GAS, INC.

                                       AND

                            SHELL GULF OF MEXICO INC.

                                TABLE OF CONTENTS

RECITALS..........................................................................................................1
1.      DEFINITIONS...............................................................................................3
2.      TERM......................................................................................................6
   2.1    PRIMARY AND SUCCESSIVE TERMS............................................................................6
   2.2    Termination of Agreement................................................................................7
   2.3    SURVIVAL PROVISION......................................................................................7
     2.3.1     POST TERMINATION:  CONTINUATION AS TO COMMITTED LEASES.............................................7
     2.3.2     POST TERMINATION: PROPOSALS FOR NEW VOLUMES........................................................7
   2.4    EARLY TERMINATION OF ENTIRE AGREEMENT DUE TO UNPROFITABLE PROCESSING....................................7
     2.4.1     RIGHT TO TERMINATE.................................................................................7
     2.4.2     OBLIGATION TO CONTINUE PROCESSING..................................................................8
3.      ASSIGNMENT OF GAS PROCESSING RIGHTS.......................................................................8
   3.1    GRANT OF PROCESSING RIGHTS..............................................................................8
   3.2    ATTACHMENT OF GAS PROCESSING RIGHTS.....................................................................8
   3.3    PRODUCERS NONDISTURBANCE COVENANT; PRIOR RESERVATIONS OR CONTRACTS......................................9
   3.4    PROCESSOR'S RIGHT TO CONSUME PTR........................................................................9
   3.5    TITLE TO RAW MAKE, PRODUCTS, PROCESSOR'S RETROGRADE AND PTR.............................................9
   3.6    LIMITATIONS ON UPSTREAM PROCESSING......................................................................9
     3.6.1     PRODUCER'S OPERATIONAL REQUIREMENTS................................................................9
     3.6.2     PROCESSOR'S EXCLUSIVE RIGHTS......................................................................10
   3.7    NGL BANKS..............................................................................................10
4.      PROCESSOR'S OBLIGATION TO PROCESS AND REDELIVER; LIMITATIONS.............................................10
   4.1    PROCESSOR'S OBLIGATION TO PROCESS AND REDELIVER RESIDUE GAS............................................10
   4.2    TEMPORARY CESSATION OF PROCESSING......................................................................10
   4.3    REFUSED VOLUMES........................................................................................11
     4.3.1     INSUFFICIENT CAPACITY; OPTION TO REFUSE VOLUMES...................................................11
     4.3.2     OPTION TO REACQUIRE REFUSED VOLUMES...............................................................11
   4.4    EXCLUDABLE GAS.........................................................................................11
     4.4.1     OPTION TO EXCLUDE CERTAIN GAS.....................................................................11
     4.4.2     TERMS OF CONTINUED PROCESSING PENDING THIRD PARTY CONTRACT........................................11
     4.4.3     OPTION TO REACQUIRE EXCLUDABLE GAS................................................................12
   4.5    UNPROFITABLE PLANT.....................................................................................12
     4.5.1     RIGHT TO CLOSE UNPROFITABLE PLANT.................................................................12
     4.5.2     TERMS OF CONTINUED PROCESSING.....................................................................12
   4.6    SUSPENSION IN CASE OF DANGEROUS CONDITION..............................................................12
5.      SPECIFICATIONS FOR GAS AND SLUG LIQUIDS..................................................................13
   5.1    QUALITY SPECIFICATIONS.................................................................................13
   5.2    TESTING................................................................................................13
   5.3    OFF-SPEC DELIVERIES....................................................................................13
   5.4    NOTIFICATION OF NON-CONFORMITY; REJECTION OF DELIVERY..................................................13
   5.5    ACCEPTANCE OF NONCONFORMING PRODUCT....................................................................13
   5.6    PROCESSOR'S LIMITED COMMITMENT TO ACCEPT NON-CONFORMING PRODUCT........................................14

   5.7    SPECIFICATIONS FOR RESIDUE GAS REDELIVERED BY PROCESSOR................................................14
   5.8    OFF SPEC PIPELINE......................................................................................14
6.      CONSIDERATION............................................................................................14
   6.1    PAYMENT................................................................................................14
   6.2    CONSIDERATION BASIS....................................................................................14
   6.3    CONSIDERATION TIMING...................................................................................14
   6.4    CONSIDERATION BASIS UPDATES............................................................................15
   6.5    PROCESSOR PROVIDED PTR.................................................................................15
   6.6    CONSIDERATION ADJUSTMENT OUTSIDE OF NORMAL OPERTIONS...................................................15
7.      PTR AND PTR TRANSPORTATION...............................................................................17
   8.1    RESPONSIBILITY FOR ROYALTY PAYMENTS....................................................................17
   8.2    DELIVERY OF ROYALTY TAKEN IN KIND......................................................................18
   8.3    COMPLIANCE WITH FEDERAL ACTS...........................................................................18
9.      METERING, ANALYSIS, AND ALLOCATION.......................................................................18
   9.1    GAS METERING, ANALYSIS AND REPORTS.....................................................................18
   9.2    LIQUIDS METERING AND ANALYSIS..........................................................................19
   9.3    METER FAILURE..........................................................................................19
10.     INDEMNITY................................................................................................19
11.     CURTAILMENT..............................................................................................19
   11.1      MUTUAL AGREEMENT NOT TO CURTAIL OR WITHHOLD.........................................................19
   11.2      LIMITED RIGHT TO INTERRUPT PERFORMANCE FOR MAINTENANCE, ETC.........................................20
12.     FORCE MAJEURE............................................................................................20
   12.1      PERFORMANCE EXCUSED.................................................................................20
   12.2      FORCE MAJEURE DEFINED...............................................................................20
13.     AUDIT RIGHTS.............................................................................................21
14.     NOTIFICATIONS............................................................................................21
   14.1      ANNUAL INFORMATION..................................................................................21
   14.2       NOTICE OF  MATERIAL CHANGES TO ANNUAL INFORMATION..................................................21
   14.3      NOTICE OF PROPOSED TRANSFERS OF DEDICATED LEASES....................................................21
   14.4      NOTICE OF PENDING TRANSPORTATION AGREEMENTS.........................................................21
   14.5      NOTICE OF SCHEDULED PLANT DOWNTIME..................................................................22
15.     CONFIDENTIALITY..........................................................................................22
   15.1      GENERAL.............................................................................................22
   15.2      ANNUAL INFORMATION..................................................................................22
16.     DISPUTE RESOLUTION.......................................................................................22
   16.1      ARBITRATION.........................................................................................22
   16.2      INITIATION OF PROCEDURES............................................................................23
   16.3      NEGOTIATION BETWEEN EXECUTIVES......................................................................23
   16.4      BINDING ARBITRATION.................................................................................23
17.     TRANSFER AND ASSIGNMENT..................................................................................24
   17.1      SUCCESSORS AND ASSIGNS..............................................................................24
   17.2      PROCESSOR'S RIGHTS UNDER LEASES.....................................................................24
   17.3      AFFILIATES OF PRODUCER PARTIES......................................................................24
18.     MISCELLANEOUS............................................................................................24
   18.1      TITLE AND CAPTIONS..................................................................................24

   18.2      PRONOUNS AND PLURALS................................................................................25
   18.3      SEPARABILITY........................................................................................25
   18.4      SUCCESSORS..........................................................................................25
   18.5      FURTHER ACTIONS.....................................................................................25
   18.6      NOTICES.............................................................................................25
   18.7      AMENDMENT ONLY IN WRITING...........................................................................26
   18.8      RIGHT OF INGRESS AND EGRESS.........................................................................26
   18.9      NO SPECIAL DAMAGES..................................................................................26
   18.10     APPLICABLE LAW......................................................................................26
   18.11     ENTIRE AGREEMENT....................................................................................26
   18.12     COUNTERPARTS........................................................................................26

EXHIBIT A         Dedicated Leases as of August 1, 1999
EXHIBIT B         Excluded Leases
EXHIBIT C         Consideration Bases
EXHIBIT D         Upstream Pipelines
EXHIBIT E         Letter of Attornment

PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED." THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR(*).


                          SIXTH AMENDMENT TO CONVEYANCE
                            OF GAS PROCESSING RIGHTS


         THIS SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS (this "Agreement") dated as of March 1, 2003 ("Effective Date") is made by and between Enterprise Gas Processing, LLC ("Processor"), a Delaware limited liability company, on the one hand, and Shell Oil Company ("SOC"), Shell Exploration & Production Company ("SEPCO"), Shell Offshore Inc., individually and as successor in interest by merger to Shell Deepwater Development Inc. and Shell Deepwater Production Inc. ("SOI"), Shell Consolidated Energy Resources Inc. ("SCERI"), Shell Land & Energy Company ("SLEC"), Shell Frontier Oil & Gas Inc. ("SFOGI"), and Shell Gulf of Mexico Inc. ("SGOM"), all Delaware corporations, on the other, the latter seven parties and their respective Affiliates (as defined below), successors and assigns being collectively referred to as "Producer" or "Producers".

                                    RECITALS

         A. Effective January 1, 1982, SOI and SOC executed that certain Conveyance of Gas Processing Rights (the "Original Conveyance"), which granted to SOC the right to process SOI's gas sold pursuant to certain identified gas sale contracts.

         B. Effective January 1, 1984, SOC assigned its rights under the Original Conveyance to Shell Western E&P Inc. ("SWEPI").

         C. Effective January 1, 1992, the Original Conveyance was amended (the "First Amendment") to provide for a different method of calculating the annual compensation to be paid to SOI by SWEPI and to provide that a list of mineral leases, rather than gas sales contracts, to which the Original Conveyance applied, would be updated annually.

         D. Effective January 1, 1997, the First Amendment was amended ("Second Amendment") solely with respect to certain mineral leases, the production from which was dedicated for Processing at the Venice Plant of Venice Energy Services Company, L.L.C., to confirm SWEPI's ownership of the Gas Processing Rights for those mineral leases.

         E. Effective January 1, 1998, the Second Amendment was amended in its entirety (the "Third Amendment") to (1) recognize and confirm SWEPI's ownership of the Producers' Gas Processing Rights associated with the Equity Gas attributable to the leases listed on Exhibit "A" to such Third Amendment, including the right to Process Equity Gas, and receive the benefits therefrom, with respect to such leases; (2) confirm that the transfer of such rights to SWEPI was and is binding on Producers as SOI's successors and assigns, and their respective Affiliates, notwithstanding non-compliance by Producer or SWEPI with respect to any provision concerning annual notification requirements of the First Amendment; (3) provide that SWEPI shall be conveyed without further act, the Gas Processing Rights for Equity Gas from any Lease upon the earlier of that point in time (x) when Gas production from such Lease is committed to be transported in an Upstream Pipeline, (y) when such Lease (or unitized portion thereof) begins Gas production to an Upstream Pipeline, or (z) when SWEPI requires a written dedication of Gas Processing Rights for a Lease in connection with SWEPI's efforts to provide Processing capacity for Gas production from such Lease, regardless of whether Exhibit A is thereafter amended to include Leases; and (4) to make such other changes to the Conveyance as specified in the Third Amendment.

         F. Effective January 12, 1998, SWEPI assigned to Tejas Holdings, LLC all of its rights under the Third Amendment and Tejas Holdings, LLC subsequently assigned all of such rights to Tejas Natural Gas Liquids, LLC.

         G. Effective August 1, 1999, the Third Amendment was amended and, as so amended, restated in its entirety (the "Fourth Amendment") to clarify the respective rights and obligations of the Processor and Producers thereunder.

         H. Effective September 30, 1999, Tejas Natural Gas Liquids LLC changed its name to Enterprise Natural Gas Liquids, LLC.

         I. Effective October 31, 1999, Enterprise Natural Gas Liquids, LLC merged with and into Enterprise Products Operating L.P., with Enterprise Products Operating L.P. being the surviving entity of such merger.

         J. Effective March 31, 2001, Enterprise Products Operating L.P. assigned all of its rights under the Fourth Amendment to its wholly-owned subsidiary, Enterprise Gas Processing, LLC, which assignment is hereby in all respects approved and consented to by Producers.

         K.Effective April 1, 2001, the Fourth Amendment was amended and, as so amended, restated in its entirety (the "Fifth Amendment") to incorporate certain changes in the respective rights and obligations of the Processor and Producers thereunder.

         L. Effective September 18, 2002, SGOM ratified and joined in the Fifth Amendment as a Producer party.

         M. The parties desire to further amend the Fifth Amendment to incorporate certain changes in their respective rights and obligations thereunder and to restate the Conveyance in its entirety.

         NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions herein contained, the Parties hereby agree as follows:

1. DEFINITIONS.

         1.1 "Affiliate" means, with respect to any relevant Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such relevant Person in question. As used herein, the term "control" (including its derivatives and similar terms) means owning, directly or indirectly, the power (1) to vote ten percent or more of the voting stock of any such relevant Person and (2) to direct or cause the direction of the management and policies of any such relevant Person.

         1.2 "Annual Information" has the meaning given it in Section 14.

         1.3 "BTU" or "British Thermal Unit" means the quantity of heat required to raise the temperature of one pound of pure water from 58.5 degrees to 59.5 degrees on the Fahrenheit temperature scale at a constant pressure of 14.73 psia. The term "MMBTU" shall mean 1,000,000 BTU's.

         1.4 "Commitment Date" has the meaning given it in Section 3.2.

         1.5 "Consideration Basis" has the meaning given it in Section 6.2.

         1.6 "Conveyance" means the Original Conveyance described in Recital A, as amended to date and by this Agreement and as hereafter amended from time to time.

         1.7 "Cubic foot of Gas" shall mean the volume of Gas contained in one cubic foot of space at a standard pressure base of 14.73 pounds per square inch absolute, and at a standard temperature base of 60 (Degree)F. Whenever the conditions of pressure and temperature differ from the above standard, conversion of the volume from these conditions to the above stated standard conditions shall be made in accordance with the Ideal Gas Laws, corrected for deviation due to supercompressibility by the methods set forth in ANSI/API 2530, as revised or amended from time to time, and further detailed in American Petroleum Institute Manual of Petroleum Measurement Standards (API MPMS) Chapter 14, Section 2, American Gas Association (AGA) Report Number 3, "Compressibility Factors of Natural Gas and Other Related Hydrocarbons," as revised or amended from time to time. The terms "MCF" and "MMCF" shall mean, respectively, 1,000 Cubic Feet of Gas and 1,000,000 Cubic Feet of Gas.

         1.8 "Dedicated" means, with respect to a Lease, a Lease owned by a Producer as of or after the Commitment Date.

         1.9 "Equity Gas" means Gas that is produced from a Dedicated Lease and is owned and marketed by, or on behalf of, Producers. Equity Gas shall also include any lessor's royalty Gas that is not taken "in-kind" by lessor and which is marketed by, or on behalf of, Producers. Equity Gas shall exclude the following:

                  (i) Gas consumed by a Producer in the development and operation of Dedicated Leases, including, but not limited to, the following operations: drilling; deepening; reworking of wells; compression; Gas lift; treating; separation; operationally integrated power generation; maintenance of facilities; and consumed as fuel in such operations.

                  (ii) Gas provided by a Producer to another operator or producer in the general vicinity of such Producer's operations to be used by such operators or producers for purposes similar to those set forth in (i) above; provided, however, if Gas furnished by Producer is used for such purposes, Producer shall keep Processor whole from an economic standpoint for any volumes that are so used.

                  (iii) Gas used by a Producer as makeup or non-consent Gas to or for the benefit of third parties as may be required under joint operating, Gas balancing or other similar agreements and produced from wells covered by such agreements or to settle Gas imbalance claims with other mineral and/or leasehold interest owners.

                  (iv) Gas used by a Producer to make payment of royalty and/or overriding royalty in kind if required in the Dedicated Leases or instruments pursuant to which such royalties and overriding royalties were created, excluding any overriding royalties held by Affiliates of Producer.

                  (v) Gas which is actually used by pipelines for fuel to transport lease production and/or is otherwise flared, lost or unaccounted for prior to delivery to a Plant.

                  (vi) Gas which is precluded from being produced or Processed due to governmental intervention, regulations, laws or judicial or administrative orders.

         1.10 "Excludable Gas" means any Equity Gas that contains less than or equal to one GPM of ethane and heavier hydrocarbons as measured at a Field Delivery Point.

         1.11 "Excluded Lease" means a Lease listed on Exhibit B.

         1.12 "Field Delivery Point" means any point at which Gas being transported in Upstream Pipelines is measured for the purpose of allocating PTR and Products from a Plant.

         1.13 "Gallon" means one U.S. Standard Liquid Gallon of 231 cubic inches, adjusted to a temperature of 60 degrees F and either the equilibrium pressure of the product at 60 degrees F or 14.696 psia, whichever is greater.

         1.14 "Gas" means all vaporized hydrocarbons and vaporized concomitant materials whether produced from wells classified as oil wells or gas wells.

         1.15 "Gas Processing Rights" has the meaning given it in Section 3.1.

         1.16 "Geographical Scope" means that area (i) within the state waters of Louisiana, Texas, Mississippi, Alabama and Florida, (ii) within the federal waters of the United States of America in the Gulf of Mexico, including any portion thereof claimed by Mexico.

         1.17 "GPM" means Gallons per MCF of Gas.

         1.18 "Injected Liquids" means liquid hydrocarbons and liquid concomitant materials that are delivered into an Upstream Pipeline.

         1.19 "Lease" means any oil, Gas, and/or mineral lease or interest therein owned now or hereafter acquired by Producers or their Affiliates within the Geographical Scope excluding any lease listed on Exhibit B.

         1.20 "New Volumes" has the meaning given it in Section 2.3.2.

         1.21 "Off-Spec Deliveries" has the meaning given it in Section 5.3.

         1.22 "Person" means any individual or entity, including, without limitation, any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, unincorporated organization or government (including any board, agency, political subdivision or other body thereof).

         1.23 "Plant" means a natural gas processing plant.

         1.24 "Plant Delivery Point" means the point where an Upstream Pipeline interconnects with a Plant.

         1.25 "Plant Redelivery Point" means the point at or near the tailgate of a Plant at which the Residue Gas is redelivered by a Plant into any interstate or intrastate pipeline connected to that Plant.

         1.26 "Process" or "Processing" means the removal of liquefiable hydrocarbons and/or impurities from Gas using mechanical separation, extraction, condensation, compression, absorption, stripping, refrigeration, adiabatic expansion, and/or other generally accepted natural gas processing methods.

         1.27 "Processor" means Enterprise Gas Processing, LLC, a Delaware limited liability company, and its successors and assigns.

         1.28 "Processor's Retrograde" means (i) liquefiable hydrocarbons that condense from Equity Gas in the Upstream Pipelines listed in Exhibit D, and (ii) any liquid hydrocarbons that are collected in the Plant prior to Processing. Processor's Retrograde shall not include Injected Liquids but shall include any lessor's royalty share of such liquefiable hydrocarbons in clauses (i) and (ii) of this definition not taken "in kind" by lessor.

         1.29 "Producer" means each of those entities listed in the first paragraph of this Agreement and their respective Affiliates, successors and assigns (but as to any such assigns, only to the extent such assigns acquire all or part of a lessee's interest in a Dedicated Lease).

         1.30 "Products" means the individual liquefied hydrocarbons recovered from Equity Gas and/or Processor's Retrograde by Processing including, but not by way of limitation, condensate, natural gasoline, butanes, propane, ethane, and/or any unfractionated mixture thereof including, in each case, such methane as is liquefied and incidentally recovered.

         1.31 "PTR" means plant thermal reduction or the heat content stated in MMBTU's removed from the Equity Gas and/or Processor's Retrograde as a result of Processing including those MMBTU's (i) associated with extraction of Products,
(ii) consumed in the operation of a Plant, and (iii) flared, lost or otherwise unaccounted for in the operation of a Plant.

         1.32 "Quality Specifications" has the meaning given it in Section 5.1.

         1.33 "Raw Make" means a combined stream of liquefied hydrocarbons and concomitant materials extracted from Equity Gas by Processing including Processor's Retrograde if subsequently combined with the other Raw Make.

         1.34 "Residue Gas" means the portion of Equity Gas remaining after removal of PTR during Processing and available for redelivery to a pipeline at the Plant Redelivery Point.

         1.35 "Slug Liquids" means free water, liquid hydrocarbons and other concomitant materials which are separated from Gas upstream of the Plant Delivery Point.

         1.36 "Transportation Cost" means the cost of transportation of PTR from the wellhead to the Plant Delivery Point.

         1.37 "Termination Date" has the meaning given it in Section 2.2.

         1.38 "Upstream Pipeline" means any pipeline that transports Gas and/or Slug Liquids between the Field Delivery Points and the Plant Delivery Points.

2. TERM.

         2.1 PRIMARY AND SUCCESSIVE TERMS. The term of this Agreement shall begin on August 1, 1999, and continue for a primary term of 20 years, unless sooner terminated under

Section 2.2. At the end of the primary term, the term of this Agreement shall be automatically extended for ten successive two year terms, unless sooner terminated under Section 2.2.

         2.2 TERMINATION OF AGREEMENT. The Processor or any Producer shall have the right, subject to Section 2.3, to terminate this Agreement as to such Producer at the end of the primary term or at the end of any successive two year term thereafter ("Termination Date") by giving written notice of termination, in accordance with Section 18.6, no sooner than 20 nor later than 18 months prior to the expiration of the then effective primary term or two year successive term.

         2.3 SURVIVAL PROVISION.

                  2.3.1 POST TERMINATION: CONTINUATION AS TO COMMITTED LEASES. Notwithstanding termination of this Agreement pursuant to Section 2.2 above (but not Section 2.4), the Gas Processing Rights held by Processor and all the provisions of this Agreement shall continue in full force and effect with respect to each Dedicated Lease until the expiration of such Dedicated Lease.

                  2.3.2 POST TERMINATION: PROPOSALS FOR NEW VOLUMES. For a period of 20 years after the Termination Date, as to Leases (other than Dedicated Leases) from which Gas is discovered to be ultimately produced by Producers ("New Volumes"), Producers agree to provide Processor, as soon as reasonably practicable, with notice of the estimated quantity of New Volumes and the estimated date on which such New Volumes will be available for Processing. Producers further agree that they will provide Processor a nonexclusive opportunity to submit a proposal to Process the New Volumes. If, in the sole discretion of the Producer offering the New Volumes, the proposal of Processor is not acceptable, then the Producer will notify Processor of such, without any obligation to disclose terms or conditions of, or differences between, other proposals. The Producer will then enter into negotiations with Processor for no more than a 15-day period in an effort to enter into agreements concerning the New Volumes. If Processor and Producer do not enter into such mutually agreeable Processing agreements within the 15-day period, then Producer shall be free to deliver and/or dedicate said New Volumes, in their sole discretion, and for any purpose, to a third party.

         2.4 EARLY TERMINATION OF ENTIRE AGREEMENT DUE TO UNPROFITABLE
PROCESSING.

                  2.4.1 RIGHT TO TERMINATE. If for any 12-month period, the expenses of Processor incurred in Processing Equity Gas exceed revenues obtained therefrom, then Processor may, at its sole option, terminate this Agreement upon delivery to all Producers of notice to terminate in accordance with Section
18.6. After delivery of such notice, at the written request of Processor or any Producer, the Processor and such Producer shall enter into exclusive good faith negotiations for a period of 90 days from delivery of notice of termination to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement. If the Processor and Producer are unable to negotiate and execute the definitive agreement for such alternative Processing arrangement within the 90-day period, then any Producer that has not entered into such a definitive agreement shall be free to negotiate and enter into an agreement with any one or more third parties for Processing services; provided, however, that the terms agreed to between such Producer and a potential third party processor for Processing services are, taken as a whole, more favorable to the Producer than the latest terms for Processing services previously offered by Processor to Producer during such 90-day period.

                  2.4.2 OBLIGATION TO CONTINUE PROCESSING. Processor shall continue to process Equity Gas for each Producer until the earlier of (i) 12 months after the expiration of the 90-day period referenced in Section 2.4.1, or
(ii) the effective date of the Producer's new third party processing agreement with respect to such Gas. In any such case, if Processor's expenses incurred exceed the revenues obtained through Processing a Producer's Equity Gas in any given month, such Producer shall reimburse Processor on a monthly basis the difference between the Processor's expenses and revenues for such month. Producer shall pay Processor any cash due no later than 60 days following the end of the month in which the Producer's Equity Gas is delivered for Processing.

3. ASSIGNMENT OF GAS PROCESSING RIGHTS.

         3.1 GRANT OF PROCESSING RIGHTS. Subject to the other provisions of this Agreement, Producers hereby grant, sell, transfer, convey and assign to Processor the following (the "Gas Processing Rights"):

                  (1) the exclusive right to process any and all Equity Gas for the extraction and retention of liquefiable hydrocarbons and other constituents of Raw Make and/or Products;

                  (2) all title, interest and/or ownership in Raw Make and/or Products recovered from Processing Equity Gas; and

                  (3) the right and option to assume all economic burdens and to obtain all economic benefits reserved to the Gas producer under a contract for Processing Equity Gas that is assumed by a Producer in connection with the acquisition of a Lease.

It is the intention of the parties to confer on the Processor all of the economic benefits to be derived from Processing all Gas from Leases, whether derived from Leases currently owned and/or Dedicated or Leases subsequently acquired by a Producer and/or subsequently Dedicated, subject only to (i) rights previously granted by the transferors of subsequently acquired Leases to third parties as provided in Section 3.3 and (ii) the right of Producers under Section
3.2 to transfer, free of Processor's rights under this Agreement, Leases that at the time of transfer are not Dedicated Leases.

         3.2 ATTACHMENT OF GAS PROCESSING RIGHTS. This conveyance of Gas Processing Rights shall be irrevocable as to "Dedicated Leases". A Lease shall be considered a Dedicated Lease upon the earliest of that point in time (the "Commitment Date"): when (i) when a well is spud on the Lease; (ii) a Plan of Exploration ("POE") or similar document including all or part of the Lease is submitted or amended to the appropriate regulatory agency and a well is or has been spud on any of the Leases included in the POE; (iii) a Development Operations Coordination Document ("DOCD") or similar document including all or part of the Lease is submitted or amended to the appropriate regulatory agency; or (iv) Gas production begins from the Lease. A Lease acquired by a Producer shall become a Dedicated Lease on the later of (1) the effective date of the acquisition of such Lease by Producer if at any time prior to such acquisition an event occurred that would constitute a Commitment Date had the Producer owned an interest in such Lease at the time of such event, or (2) the later Commitment Date for such Lease. Dedicated Leases as of August 1, 1999 are listed on Exhibit
A. Producer shall have the right to transfer, sell, assign, exchange or otherwise alienate a Lease free of any obligations under this Agreement and without any obligation to the Processor with respect to the Lease prior to the Commitment Date with respect to a Lease.

         3.3 PRODUCERS' NONDISTURBANCE COVENANT; PRIOR RESERVATIONS OR CONTRACTS. Excepting Producers' rights to sell, assign, exchange or otherwise alienate Leases as provided for in Section 3.2, Producers agree not to make any assignment or conveyance of, or enter into any other obligation concerning Gas Processing Rights with respect to, any Lease to the prejudice of Processor or its rights under this Agreement. Producers further agree that, in connection with the acquisition of a Lease, they will not permit the transferor to reserve to itself or convey to any person any right to Process Equity Gas to be produced from the Lease. However, as to any Lease acquired by a Producer subject to a prior grant of rights to Process Equity Gas to be produced under the Lease to Persons other than a Producer, Processor's rights under this Agreement shall be subject to such rights previously granted, to the extent thereof.

         3.4 PROCESSOR'S RIGHT TO CONSUME PTR. In conveying the Gas Processing Rights under this Agreement, Producers acknowledge and agree that the Equity Gas Processed in a Plant will be subject to a PTR incidental to the exercising of the Gas Processing Rights, and Producers hereby grant to Processor the rights to consume Equity Gas as PTR associated with Processor's Retrograde and Products.

         3.5 TITLE TO RAW MAKE, PRODUCTS, PROCESSOR'S RETROGRADE AND PTR. Producers hereby (i) represent and warrant to Processor that title to the liquefiable hydrocarbons in Equity Gas is and will be free from all production burdens, liens and adverse claims, (ii) warrant their right to sell the same and
(iii) agree to indemnify, defend and hold harmless Processor against all claims to said liquefiable hydrocarbons arising (x) by, through, or under Producers or
(y) prior to Producers' delivery of said liquefiable hydrocarbons to Processor. The transfer of title to, and risk of loss for, the extracted liquefiable hydrocarbons shall pass to Processor at the meters for Raw Make and/or Products, as appropriate, of the applicable Plant. As between the parties, Producers shall be deemed to be in exclusive control and possession of the liquefiable hydrocarbons prior to such transfer of title to Processor. The Processor and Producers acknowledge and agree that title to PTR does not pass to Processor.

         3.6 LIMITATIONS ON UPSTREAM PROCESSING.

                  3.6.1 PRODUCER'S OPERATIONAL REQUIREMENTS. Producers agree that, except as dictated by operational requirements, including the need to meet pipeline specifications, they will not remove or permit to be removed any liquefiable hydrocarbons from Equity Gas upstream of the Plants except for liquefiable hydrocarbons that condense from the gas during transportation to the Plants.

                  3.6.2 PROCESSOR'S EXCLUSIVE RIGHTS. The rights granted to Processor herein are exclusive, and Producers shall use their commercially reasonable efforts to ensure that no owner or operator of an Upstream Pipeline shall have or exercise any right or opportunity to Process, or extract Products from, Equity Gas as to which the Gas Processing Rights have been conveyed to Processor under this Agreement.

         3.7 NGL BANKS. In the event that any Upstream Pipeline or the shippers on an Upstream Pipeline institute a bona fide mechanism to mitigate inequities that may occur between shippers on such Upstream Pipeline as a result of such shippers' Gas streams containing different liquifiable hydrocarbon compositions being commingled in a pipeline with multiple delivery points located upstream of Gas Processing Plants (an "NGL Bank"), Producers and Processor agree to participate in the NGL Bank so as to confer on Processor the financial benefits and detriments related to such liquifiable hydrocarbons under the terms of the NGL Bank. Producers and Processor agree to execute and deliver to one another such instruments as may be necessary or useful and to take such further actions as may be reasonably necessary to carry out or further evidence the intent of this Section 3.7. Pending execution of such instruments, Producers shall not be required to curtail any Equity Gas production. However, Producers shall ensure Processor receives all financial benefits and detriments referenced in this
Section 3.7 from the date of initiation of the NGL Bank.

4. PROCESSOR'S OBLIGATION TO PROCESS AND REDELIVER; LIMITATIONS.

         4.1 PROCESSOR'S OBLIGATION TO PROCESS AND REDELIVER RESIDUE GAS. Subject to the provisions of this Agreement, throughout the term of this Agreement and for any subsequent period of time as contemplated by Section 2.3.1, Processor agrees to Process, or cause to be Processed, all Equity Gas. After Processing Equity Gas and/or Slug Liquids and the recovery of the Raw Make, Products and Processor's Retrograde therefrom, Processor shall deliver or cause to be delivered Producers' Residue Gas to Producers or Producers' designee at the applicable Plant Redelivery Point.

         4.2 TEMPORARY CESSATION OF PROCESSING. If at any time or from time to time Processor reasonably determines that the temporary cessation of Processing Equity Gas at a Plant would not cause curtailment of the applicable Equity Gas, then Processor shall have the option, in its sole discretion, to temporarily cease Processing at that Plant. Processor shall provide Producer with at least two business days' notice of any such election to temporarily cease Processing or to subsequently recommence Processing at a Plant and shall not change its election more than two times in a month.

         4.3 REFUSED VOLUMES.

                   4.3.1 INSUFFICIENT CAPACITY; OPTION TO REFUSE VOLUMES. Processor may, at its option, elect not to Process a volume of Equity Gas that exceeds its available Processing capacity at a Plant ("Refused Volumes") and agrees to provide the applicable Producer with notice of such election as soon as reasonably practicable. If Processor elects not to Process such Refused Volumes, Producer may, nonetheless, by written notice to Processor, require that Processor and Producer enter into exclusive good faith negotiations for a period of 90 days from the date of the notice to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement for the Refused Volumes that would allow Processor in its sole judgment to economically acquire or construct additional capacity at the Plant. If within the 90-day period Processor and Producer are unable to negotiate and execute such a definitive agreement, then Producer shall be free to negotiate with any third party for Processing services for the Refused Volumes for a primary terms not to exceed one year and Processor shall have no further obligation to negotiate with Producer. In any event, Processor shall have no obligation to acquire or construct new capacity. Producers shall make a reasonable effort to deliver Equity Gas to Upstream Pipelines that will subsequently deliver it to Plants in which Processor has sufficient capacity to Process such Equity Gas.

                  4.3.2 OPTION TO REACQUIRE REFUSED VOLUMES. Processor shall have the option, exercisable by three months' written notice to the Producers, to acquire the right to Process such Refused Volumes beginning on any anniversary date of the third party agreement and may do so without prejudice to subsequent exercise of its rights under Section 4.3.1.

         4.4 EXCLUDABLE GAS.

                  4.4.1 OPTION TO EXCLUDE CERTAIN GAS. Processor may, at its option, elect to not Process all or any part of Equity Gas that contains less than or equal to one GPM of ethane and heavier hydrocarbons as measured at a Field Delivery Point ("Excludable Gas") and agrees to provide the applicable Producer with notice of such election as soon as reasonably practicable. If Processor elects not to Process such Excludable Gas, a Producer may, nonetheless, by written notice to Processor, require that Processor and Producer enter into exclusive good faith negotiations for a period of 90 days from the date of the notice to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement for the Excludable Gas. If within the 90-day period Processor and Producer are unable to negotiate and execute a definitive agreement related thereto, then Producer shall be free to negotiate with any third party for Processing services for the Excludable Gas for a primary term not to exceed one year and Processor shall have no further obligation to negotiate with Producer.

                  4.4.2 TERMS OF CONTINUED PROCESSING PENDING THIRD PARTY CONTRACT. Upon the written request of a Producer, Processor shall continue to Process such Producer's Excludable Gas until the earlier of (i) 12 months after the expiration of the 90-day period referenced in Section 4.4.1, or (ii) the effective date of the new third party Processing agreement. In any such case, if Processor's expenses incurred exceed revenues obtained from Processing a Producer's Excludable Gas in any given month during that period of time, such Producer shall reimburse

Processor on a monthly basis the difference between the Processor's expenses and revenues for such month. Producer shall pay Processor any cash due no later than 60 days following the end of the month in which the Producer's Excludable Gas is delivered for Processing.

                  4.4.3 OPTION TO REACQUIRE EXCLUDABLE GAS. Processor shall have the option, exercisable by three months' written notice to the Producers, to acquire the right to Process any Excludable Gas under this Agreement beginning on any anniversary date of the third party agreement and may do so without prejudice to subsequent exercise of its rights under Section 4.4.1.

         4.5 UNPROFITABLE PLANT.

                  4.5.1 RIGHT TO CLOSE UNPROFITABLE PLANT. If for any 12-month period, expenses of operating one or more Plants that Process Equity Gas exceed revenues obtained from Processing, then Processor shall have the right, upon at least 90 days' prior written notice to all affected Producers in accordance with
Section 18.6, to elect to shut down any such Plant for a continuous period of at least one year and, if such Equity Gas cannot be delivered to another Plant, to exclude the Equity Gas delivered to the shut down Plant from this Agreement. After delivery of such notice, at the written request of Processor or any Producer, the Processor and Producer shall enter into exclusive good faith negotiations for a period of 90 days from delivery of such notice to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement for the Equity Gas delivered to the Plant that would allow the Plant to remain profitable. If the Processor and Producer are unable to negotiate and execute the definitive agreement for such alternative Processing arrangement within the 90-day period, then any Producer that has not entered into such a definitive agreement shall be free to negotiate and enter into an agreement with any one or more third parties for Processing services; provided, however, that the terms agreed to between such Producer and a potential third party processor for Processing services are, taken as a whole, more favorable to the Producer than the latest terms for Processing services previously offered by Processor to Producer during such 90-day period. The parties shall promptly amend Exhibit B to include among Excluded Leases any Lease that is excluded from this agreement under the terms of this Section 4.5.1.

                  4.5.2 TERMS OF CONTINUED PROCESSING. Upon the written request of a Producer, Processor shall continue to process such Equity Gas at the Plant for a period of time not to exceed 12 months after the expiration of the 90-day period referenced in Section 4.5.1. In any such case, if Processor's expenses incurred exceed the revenues obtained through Processing such Producer's Equity Gas in any given month during that period of time, such Producer shall reimburse Processor on a monthly basis the difference between the Processor's expenses and revenues for the month. Producer shall pay Processor any cash due no later than 60 days following the end of the month in which the Equity Gas is delivered for Processing.

         4.6 SUSPENSION IN CASE OF DANGEROUS CONDITION. If any of Producer's operations or any of the Equity Gas or Slug Liquids delivered hereunder create a condition that, in the exclusive judgment of Processor, may endanger the Plant or property of Processor or the lives or property of Processor's employees or any third party, Processor may, without liability, immediately discontinue receipt of Equity Gas and/or Slug Liquids, as the case may be, until the condition has been remedied to the reasonable satisfaction of Processor.

5. SPECIFICATIONS FOR GAS AND SLUG LIQUIDS.

         5.1 QUALITY SPECIFICATIONS. Producers shall deliver Equity Gas and Injected Liquids to each Field Delivery Point in conformity with the specifications of the applicable Upstream Pipeline (the "Quality
Specifications").

         5.2 TESTING. The determination as to the conformity of Equity Gas or Injected Liquids to the Quality Specifications shall be made by Processor in accordance with generally accepted procedures of the gas processing industry. Such determinations shall be made as often as Processor deems necessary, and Producer may witness such determinations or make joint determinations with its own appliances. If, in Producer's judgment, the result of any such test or determination is inaccurate, Processor, at Producer's request, will again conduct the questioned test or determination, and the costs of such additional test or determination shall be borne by Producer unless same shows the original test or determination to be materially inaccurate.

         5.3 OFF-SPEC DELIVERIES. If any of Equity Gas or Injected Liquids delivered at a Field Delivery Point fail to meet the Quality Specifications ("Off-Spec Deliveries"), Processor, subject to the provisions of Sections 5.4,
5.5 and 5.6, at its sole option, may accept, or notify the appropriate Producer to discontinue or curtail, such Off-Spec Deliveries. Processor's acceptance of Off-Spec Deliveries shall not be deemed a waiver of Processor's right to later reject such Off-Spec Deliveries, nor shall acceptance of Off-Spec Deliveries from one Field Delivery Point require Processor to accept similar Off-Spec Deliveries from any other Field Delivery Point.

         5.4 NOTIFICATION OF NON-CONFORMITY; REJECTION OF DELIVERY. Processor shall notify a Producer of any Off-Spec Deliveries, and Producer shall make a diligent effort to conform such Equity Gas and/or Injected Liquids to the Quality Specifications. If any Producer reasonably concludes that it cannot economically deliver Equity Gas and/or Injected Liquids conforming to the Quality Specifications, then such Producer shall so advise Processor in writing within 30 days after receipt of Processor's notice. Within 30 days after receipt of Producer's notice, Processor shall give notice to the Producer in writing of its election to accept or reject such Off-Spec Deliveries. If Processor rejects such Off-Spec Deliveries, then upon receipt of said notice by such Producer, this Agreement will be suspended with respect to the Field Delivery Points with such Off-Spec Deliveries until such time as the Off-Spec Deliveries conform to the Quality Specifications or Processor subsequently notifies such Producer of its acceptance of the Off-Spec Deliveries.

         5.5 ACCEPTANCE OF NONCONFORMING PRODUCT. If Processor accepts such Off-Spec Deliveries, Processor, after written notice to Producers as specified in Section 5.4, may charge Producers any reasonable costs incurred by Processor to monitor the quality of Equity Gas and/or Injected Liquids and bring them within the Quality Specifications. Processor shall invoice Producer on a monthly basis for any such costs, the payment of which shall be due and payable within 30 days after Producer's receipt thereof.

         5.6 PROCESSOR'S LIMITED COMMITMENT TO ACCEPT NON-CONFORMING PRODUCT. Notwithstanding the provisions of Sections 5.3, 5.4 and 5.5, Processor agrees that it will use reasonable efforts to continue acceptance of a Producer's Off-Spec Deliveries for Processing in those cases where (i) Section 4.6 does not apply and (ii) the acceptance of such Off-Spec Deliveries does not (x) cause damage to the Plant, (y) render the Plant unable to meet applicable specifications of the pipelines receiving Residue Gas at the Plant Redelivery Points or of the purchaser or transporter of the Products from the Plant, or (z) does not cause the Plant to violate applicable emissions permits or other regulatory requirements.

         5.7 SPECIFICATIONS FOR RESIDUE GAS REDELIVERED BY PROCESSOR. The Residue Gas redelivered by Processor shall comply with the Quality Specifications in effect on the date of delivery to the transporter receiving such Residue Gas at the Plant Redelivery Point if that Equity Gas and/or Injected Liquids meets the Quality Specifications upon delivery to the Upstream Pipeline at the Field Delivery Point or Processor has elected to accept Off-Spec Deliveries under the conditions of Sections 5.5 and 5.6 of this Agreement.

         5.8 OFF SPEC PIPELINE. Nothing in this Agreement shall require Processor to accept delivery of any Gas that does not conform to the Quality Specifications at the Plant Delivery Point.

6. CONSIDERATION.

         6.1 PAYMENT. For each calendar month during the term of this Agreement, Processor agrees, for each Plant, to pay to each of the respective Producers delivering Equity Gas to such Plant, a cash amount equal to the product of:

                  (1) the Consideration Basis, as defined in Section 6.2, for the respective Plant; and

                  (2) the PTR for (1) such Producer's Equity Gas Processed at such Plant and (2) any Processor's Retrograde associated with such Producer's Equity Gas.


         6.2 CONSIDERATION BASIS. For purposes of Section 6.1, the term "Consideration Basis" shall mean, and be defined as, for each calendar month during the term of this Agreement, the respective adjusted index price listed by Plant on Exhibit C.

         6.3 CONSIDERATION TIMING. Processor shall pay to Producer the applicable cash consideration set forth in Section 6.1 no later than the last business day of the second month following the month in which the subject PTR and Processor's Retrograde is delivered to a Plant, such payment to be made by wire transfer of immediately available funds to an account designated from time to time by Producers at least fifteen days prior to the date any such payment is due and payable by Processor.

*CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR(*).

         6.4 CONSIDERATION BASIS UPDATES. Processor and Producers shall periodically amend Exhibit C, as appropriate, if (i) another Plant is added by Processor, (ii) the price indexes listed in Exhibit C are no longer available or
(iii) different index prices would, in the reasonable judgment of Processor and Producers, more accurately represent market conditions. The amount of any new Consideration Basis (as a result of any such amendment to Exhibit C) shall represent the market value of Gas at the appropriate Plant Redelivery Point.

         6.5 PROCESSOR PROVIDED PTR. Producers and Processor acknowledge and agree that, in lieu of, and as an alternative to, any cash payment required under Section 6.1 to be paid by Processor to Producers, Processor shall have an election to provide, from time to time, PTR at a particular Plant for Processor's own account in respect of all of Producer's Equity Gas Processed at such Plant. Processor agrees that any such election to have Processor so provide PTR for its own account begin on the first day of a month and to provide Producers with at least fifteen days' prior written notice of any such election. If, for any month, Processor has provided to Producers a notice of any such election, Processor shall not be entitled to rescind, revoke or change any such notice for such month. Processor agrees to provide any notifications with respect to such Processor-provided PTR that may be required by an Upstream Pipeline to which Processor delivers such PTR.

         6.6 CONSIDERATION ADJUSTMENT OUTSIDE OF NORMAL OPERATIONS.

                  (a) The cash amount of the total of all payments to be made by Processor to each of the respective Producers calculated under Section
         6.1 (the "Consideration Payment") shall be adjusted, proportionately for each such payment, for each calendar month during the term of this Agreement in which the Average Net Margin (as defined hereafter) is
*        [REDACTED] as follows:

                           (i)      in the event the Average Net Margin is
* [REDACTED], the Consideration Payment shall be reduced by an amount that equals the product of the amount by which the Average
* Net Margin is [REDACTED] multiplied by the Products Volume; or

                           (ii)     in the event the Average Net Margin is
* [REDACTED], the Consideration Payment shall be increased by an amount that equals the product of the amount by which the Average
* Net Margin is [REDACTED] multiplied by the Products Volume.

                  (b) Processor shall provide Producer with an estimate of the Average Net Margin and the Products Volume for each calendar month, in writing, no later than the fifth business day of the next calendar month following the month in which the subject PTR and Processor's Retrograde is delivered to a Plant.

*CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION, AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE AND THE MARGIN WITH A STAR(*).

                  (c) For purposes of this Section 6.6, the following definitions shall be applicable.

                           (i) "Average Net Margin" means the Average Gross Margin less the Calculated Expenses.

                           (ii) "Average Gross Margin" means (A) the Products Value minus the PTR Value divided by (B) the Products Volume.

                           (iii) "Products Value" means the Products Volume multiplied by the Products Price.

                           (iv) "Products Price" means: (A) for natural gas liquids, the respective monthly average of
* the [REDACTED], minus [REDACTED]; and (B) for condensate, the calendar monthly average
* of the [REDACTED], less [REDACTED], divided by 42.

                           (v) "Products Volume" means the total volume of Products, in Gallons, allocated to Equity Gas in a calendar month, less the applicable volume of in-kind fractionation fees for such month attributable to gross production
*                                   from the Yscloskey Plant ([REDACTED]) and
*                                   the Toca Plant ([REDACTED]).

                           (vi) "PTR Value" means the sum, for a calendar month, of the product of the PTR and the Consideration Basis for each Plant where Equity Gas is Processed during such calendar month.

                           (vii) "Calculated Expenses" means the monthly expenses associated with the Processing of Equity Gas, in cents per Gallon, calculated for each calendar month using the following formula:

                                    CALCULATED EXPENSES
*                                   IN CENTS PER GALLON    =    [REDACTED]

                      Where:

                      X equals the index price, in dollars per million BTUs,
*                     [REDACTED]

*                     Y equals [REDACTED] increased annually commencing March 1,
*                     2004, at the rate of [REDACTED] per year compounded.
* [REDACTED]. Either party has the right to request good faith negotiation of a new Y escalation factor if they feel this portion of Calculated Expenses is inappropriate. Any such request must be made in writing at least sixty
                      (60) days prior to the end of an anniversary year to be effective for the following anniversary year. In the event the parties do not agree on a new Y escalation factor at least thirty (30) days prior to the end of the anniversary year, the determination of the new Y escalation factor shall be a Dispute under this Agreement.

                  (d) If for any reason any of the price indexes used in this
         Section 6.6 cease to be published, then such affected index price(s) shall, if available, be obtained from an alternative industry publication (private or government) which publishes the same pricing information. If an index price is no longer available, then Producer and Processor shall, within 60 days of the first day of the month that the cessation occurred, agree upon an alternate pricing mechanism for such affected index price(s). The alternate pricing mechanism agreed upon shall apply retroactively to the first day of the month that the former index terminated. If the parties cannot agree on an alternate pricing mechanism within the 60 day period, then the issue of how such affected index price(s) should be determined shall be a Dispute under this Agreement. It is the intent of the parties that any replacement methodology or index shall resemble as closely as possible the index being replaced.

7. PTR AND PTR TRANSPORTATION.

         Producers shall provide, or cause to be provided, the PTR and the transportation for (i) the PTR associated with the Processing of Equity Gas and
(ii) Processor's Retrograde from the wellhead to the Plant Delivery Point, for all Equity Gas and Processor's Retrograde subject to the payment of consideration under Section 6.1. Producers shall also pay for all necessary facilities to cause the Equity Gas and/or Injected Liquids to meet the Quality Specifications and all other costs associated with delivering such PTR and Processor's Retrograde to the Plant Delivery Point. Processor shall pay Producers, for transportation of the PTR and Processor's Retrograde referenced in this Section 7, an amount equal to three cents ($0.03) per MMBTU. If Processor provides PTR for its own account under Section 6.5, Processor shall provide, or cause to be provided, transportation for such PTR at its sole expense.

8. ROYALTY.

         8.1 RESPONSIBILITY FOR ROYALTY PAYMENTS.

                  (a) As between Processor and Producers, (i) Producers shall be and remain fully liable for, and shall be fully responsible for remitting any and all payments to the Department of the Interior, the Minerals Management Service, the States of Louisiana, Texas, Mississippi, Alabama and Florida, any other governmental agencies or authorities, and any private lessors who are not federal or state lessors in respect of, any and all federal, state or local royalties and/or severance taxes due on any or all hydrocarbon production of Producers or which in any way relate to, or are in connection with, any of the transactions under this Agreement, including, without limitation, any such federal, state or local royalties and/or severance taxes on, relating to, or calculated on the basis of, any value of (x) the PTR used by Processor, (y) the Products extracted from the Equity Gas and (z) Processor's Retrograde (collectively, "Royalty Charges"), and (ii) Processor shall have no liability for or in respect of any such Royalty Charges.

                  (b) Producers hereby agree to hold harmless and indemnify Processor (and its Affiliates) from and against, and shall fully and promptly reimburse Processor (and its Affiliates) for, any and all claims, demands, and causes of action of any kind and all losses, damages, costs, and expenses (including court costs and reasonable attorneys' fees) arising from, relating to, or in connection with, any Royalty Charges.

         8.2 DELIVERY OF ROYALTY TAKEN IN KIND. Any request by a private, state or federal governmental lessor to take royalty production in kind for any Raw Make or Products recovered through Processing shall, if lawful, be fulfilled by Processor's delivery to the lessor or its designee of such in kind royalty at a specified location, all as may be required in accord with properly promulgated notices, regulations, or lease terms and to the extent that such delivery by Processor is approved (if required) by private, state or federal lessor. In such case, Processor shall be entitled to recover all costs allowed by statute, regulation or lease term including but not limited to costs of transportation and administrative services. In the event that Processor is prohibited from fulfilling such in kind royalty requests by the private state or federal lessor, then Processor shall be relieved of such obligation but shall tender to Producers an amount of Raw Make or Products recovered from Processing sufficient to fulfill such obligations at a mutually agreeable delivery point.

         8.3 COMPLIANCE WITH FEDERAL ACTS. As between Processor and Producers, Processor agrees to fulfill Producers' obligation under Section 8(b)(7) of the Outer Continental Shelf Lands Act of 1978 by offering Processor's Retrograde and Products recovered through processing at the market value and point of delivery provided by regulators to small and independent refiners as defined in the Emergency Petroleum Allocations Act of 1973. Processor shall be entitled to retain the proceeds derived from such sale. In the event Processor is prevented for any reason from fulfilling this obligation, Processor shall tender to Producers' sufficient volumes of such Processor's Retrograde and Products sufficient for Producers themselves to fulfill such obligation, and Producers shall reimburse Processor for such liquids at a mutually agreed price which shall include the cost of handling and administration of such sales. Producer shall be entitled to retain the proceeds derived from such sale.

9. METERING, ANALYSIS, AND ALLOCATION.

         9.1 GAS METERING, ANALYSIS AND REPORTS.

                  9.1.1 Producers shall be responsible for the metering at the Field Delivery Points of all Equity Gas and Injected Liquids, the calibration of such meters and any disputes with respect to such metering. Producers agree to use reasonable efforts to cause Gas meters to be tested on a minimum 45-day frequency for correct calibration and agree to provide, or cause to be provided, to Processor reasonable access to all meters.

                  9.1.2 Producers shall furnish to Processor such statements as Processor may reasonably require to show the volume in MCF of Equity Gas delivered to Upstream Pipelines during a month at each of Producers' Field Delivery Points no later than the tenth business day of the month immediately following the month in which such Gas is delivered to the Upstream Pipeline. This information may be conveyed by facsimile transmission, with subsequent written confirmation, if necessary to meet the aforesaid deadline.

                  9.1.3 Producers shall furnish to Processor a representative sample of Equity Gas measured at each Field Delivery Point that identifies GPM for each liquefiable hydrocarbon component in accordance with generally accepted industry standards by no later than the tenth business day of the month immediately following the month in which such Gas is delivered to the Upstream Pipeline. This information may be conveyed by facsimile transmission, with subsequent written confirmation, if necessary to meet the aforementioned deadline.

         9.2 LIQUIDS METERING AND ANALYSIS. Processor shall be responsible for the metering and analysis of all liquefiable hydrocarbons extracted from Equity Gas, calibration of such meters and any disputes with respect to such metering. Processor agrees to cause such liquids meters to be tested on a minimum 45-day frequency for correct calibration and agrees to provide, or cause to be provided to Producers, reasonable access to such meters.

         9.3 METER FAILURE. In the case of the failure of any measurement meter of a Plant with multiple Gas suppliers, the residue stream attributable to Equity Gas production shall be determined and allotted to Producers according to the provisions of either the applicable agreement controlling the construction and operation of the Plant involved or according to related agreements executed between the owners of the Plant and the owners of any Upstream Pipeline.

10. INDEMNITY.

         Processor hereby indemnifies and holds Producers harmless against any and all claims, demands, and causes of action of any kind and all losses, damages, costs, and expenses (including court costs and reasonable attorneys' fees) arising from injuries to persons or property attributable to the Equity Gas or Processor's Retrograde, after delivery thereof has been made to Processor at a Plant Delivery Point. Producers hereby indemnify and hold Processor harmless against any and all claims, demands, and causes of action of any kind and all losses, damages, costs, and expenses (including court costs and reasonable attorneys' fees) arising from injuries to persons or property attributable to the Equity Gas or Injected Liquids, including but not limited to Processor's Retrograde, prior to delivery to Processor at the Plant Delivery Point(s) and after Producer's share of the Residue Gas and Products (if applicable under Section 8.2) is delivered to Producer or Producer's designee at the Plant Redelivery Point(s).

11. CURTAILMENT.

         11.1 MUTUAL AGREEMENT NOT TO CURTAIL OR WITHHOLD. Producers agree not to unreasonably or arbitrarily withhold production of Equity Gas solely to prejudice the rights granted to Processor hereunder. However, Producers will have no liability to Processor under this Agreement if production is restricted or curtailed for any good faith reason. Likewise, Processor agrees not to arbitrarily withhold Processing services solely to prejudice the rights granted to Producer hereunder. In any such case, Processor shall have no liability to Producer if Processing services are withheld for any good faith reason.

         11.2 LIMITED RIGHT TO INTERRUPT PERFORMANCE FOR MAINTENANCE, ETC. Processor and any Producer may, without liability, interrupt its performance hereunder for the purpose of making necessary or desirable inspections, maintenance, repairs, alterations and replacements; and the Processor or Producer requiring such relief shall give to the other reasonable notice of its intention to interrupt its performance hereunder, except in cases of emergency where such notice is impracticable or in cases where the operations of the other party will not be affected. The Processor or Producer requiring such relief shall endeavor to arrange such interruptions so as to minimize any adverse economic effect on the other party.

12. FORCE MAJEURE.

         12.1 PERFORMANCE EXCUSED. If either Processor or any Producer is rendered unable, wholly or in part by Force Majeure to perform its obligations under this Agreement, other than the obligation to make payments then due or thereafter becoming due as a result of performance of an obligation prior to such Force Majeure, it is agreed that performance of the respective obligations of Processor and such Producer hereunder, so far as they are affected by such Force Majeure, shall be suspended from the inception of any such inability until it is corrected, but for no longer period. The party claiming such inability shall give notice thereof to the other party as soon as reasonably practicable after the occurrence of the Force Majeure. The party claiming such inability shall promptly correct such inability to the extent it may be corrected through the exercise of reasonable diligence. Neither party shall be liable to the other for any losses or damages, regardless of the nature thereof and howsoever occurring, whether such losses or damages be direct or indirect, immediate or remote, by reason of, caused by, arising out of, or in any way attributable to the suspension or performance of any obligation of either party to the extent that such suspension occurs because a party is rendered unable, wholly or in part, by Force Majeure to perform its obligations.

         12.2 FORCE MAJEURE DEFINED. For purposes of this Agreement, the term "Force Majeure" shall mean an event, which (i) is not within the reasonable control of the party claiming suspension, and which by the exercise of reasonable diligence such party is unable to overcome or (ii) acts of God; strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, civil disturbances and riots, and epidemics; landslides, lightning, earthquakes, fires, storms, hurricanes and threats of hurricanes, floods and washouts; arrests, orders, requests, directives, restraints and requirements of the government and governmental agencies, either federal or state, civil or military; explosions, breakage or accident to machinery, equipment or lines of pipe and outages (shutdowns) of equipment, machinery or lines of pipe. The term "Force Majeure" shall also include any event of force majeure occurring with respect to the facilities or services of either party's suppliers or customers delivering or receiving any Raw Make, Products, Slug Liquids, Gas, fuel, or other substance necessary to the performance of such party's obligations, and shall also include curtailment or interruption of deliveries or services by such third party suppliers or customers as a result of an event of force majeure.

13. AUDIT RIGHTS.

         For a period of two years following any statement or payment hereunder or such other period of time, if any, as may be prescribed under applicable COPAS standards, Producers or Processor or any third party representative thereof shall have the right, at its expense, upon reasonable notice and at reasonable times, to examine the books and records of the other party hereto, to the extent reasonably necessary to verify the accuracy of any such statement or payment under this Agreement. In addition, Processor and Producer shall be required to retain all records, contracts and files pertaining to royalty payments for the period of time necessary to comply with contractual or regulatory obligations to lessors, and the same shall be made available upon reasonable notice to the other parties hereunder.

14. NOTIFICATIONS.

         14.1 ANNUAL INFORMATION. On or before September 1 of each year, each Producer shall provide to Processor, without warranty as to accuracy, in reasonable form and substance, Producer's projected volumes and Gas richness (best available composition data) at each existing and projected Field Delivery Point by prospect, Upstream Pipeline and year for the following ten year period. Producers' current "C" volume exploration models or other statistical production models shall be included but may be reported in aggregate. Such provided information shall be referred to collectively as, the "Annual Information". Producers shall also inform Processor as part of the Annual Information of any plans to purchase or sell Dedicated Lease(s).

         14.2 NOTICE OF MATERIAL CHANGES TO ANNUAL INFORMATION. Processor and Producers shall review the Annual Information regularly. Producer shall advise Processor as soon as reasonably practicable of any changes to the Annual Information that could materially impact Processor's plans to Process the projected Equity Gas Volumes.

         14.3 NOTICE OF PROPOSED TRANSFERS OF DEDICATED LEASES. In addition to notifying Processor as a part of the Annual Information, Producers shall notify Processor, as soon as reasonably practicable, of, but in any case prior to, any efforts to sell, exchange, or otherwise assign any Dedicated Lease, and Processor shall inform the Producer of its intent to reserve or release such Dedicated Lease from this Agreement.

         14.4 NOTICE OF PENDING TRANSPORTATION AGREEMENTS. Each Producer shall notify Processor as soon as reasonably practicable of any ongoing or planned negotiation for the transportation of Equity Gas in an Upstream Pipeline, in order to facilitate Processor's entering into a Gas Processing Agreement for such Equity Gas. Processor and Producer agree to enter into such transportation and Gas Processing contracts contemporaneously, to the extent reasonably practicable and provided that a Producer shall not be obligated to delay entry into any transportation contract when such Producer reasonably believes such delay will result in curtailment of Equity Gas.

         14.5 NOTICE OF SCHEDULED PLANT DOWNTIME. Processor agrees to notify Producers as soon as reasonably practicable of any scheduled Plant downtime that could impact Producer's ability to continue to produce Equity Gas.

15. CONFIDENTIALITY.

         15.1 GENERAL. Producers or Processor shall not disclose the terms of this Agreement (or the results of any audit pursuant to Section 13) to a third party (other than the employees, lenders, counsel, consultants, or accountants of a Processor or a Producer who have agreed to keep such terms confidential) except (i) in order to comply with any applicable law, order, regulation or exchange rule, (ii) in connection with bona fide negotiations with a potential third party transferee of a Dedicated Lease or (iii) in connection with bona fide negotiations involving the acquisition or construction of Plant capacity or negotiations on contracts for third party Gas Processing agreements. Each party shall notify the other party of any proceeding of which it is aware which may result in disclosure and use reasonable efforts to prevent or limit the disclosure. Such confidentiality obligations shall terminate two years after the Termination Date.

         15.2 ANNUAL INFORMATION. Processor hereby agrees to maintain Annual Information as confidential and agrees to disclose Annual Information only (i) to employees, lenders, counsel, consultants, or accountants of Processor or an Affiliate of Processor, who need to know and agree to maintain the confidentiality of such Annual Information, and (ii) to the extent necessary to comply with any applicable law, order, regulation or exchange rule. Processor shall notify the applicable Producers of any proceeding of which it is aware which may result in disclosure and use reasonable efforts to prevent or limit the disclosure. Such confidentiality obligations shall terminate two years after the Termination Date.

16. DISPUTE RESOLUTION.

         16.1 ARBITRATION. Producers and Processor hereby agree that any claim, controversy or dispute arising among the parties or their successors in interest or between any of them relating to this Agreement, or any of their respective rights, duties or obligations under or in connection with this Agreement (a "Dispute"), if not resolved by the parties in the ordinary course of business or under the procedures set forth in Sections 16.2 and 16.3, shall with reasonable promptness be submitted to and determined by binding arbitration in Houston, Texas in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") then in effect; and judgment upon any arbitration award rendered pursuant to and in accordance with the arbitration provisions of Section 16.4 may be entered in any court having jurisdiction over such arbitration proceeding and over Producers and Processor; and any such party may institute proceedings in any court having jurisdiction for the specific performance by any party of any such arbitration award. Each of the parties specifically agrees to be bound by any arbitration award or determination made in any such arbitration proceeding. This Section 16 will be the sole and exclusive procedure for the resolution of any Dispute, except that any party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief in a court of competent jurisdiction, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo;

provided, however, that any such provisional relief granted shall be vacated or extended upon and in accordance with any determination of the arbitrators with respect thereto.

         16.2 INITIATION OF PROCEDURES. Any party wishing to initiate the dispute resolution procedures set forth in this Section 16 with respect to a Dispute not resolved in the ordinary course of business must give written notice of the Dispute to the other parties ("Dispute Notice"). The Dispute Notice must include (1) a statement of that party's position and a summary of arguments supporting that position, and (2) the name and title of (a) the executive responsible for administering this Agreement or the matter in Dispute and who will represent that party and (b) any other person who will accompany the executive in the negotiations under Section 16.3. Within 15 days after delivery of the Dispute Notice, the receiving parties will submit to the other a written response. The response will include (1) a statement of that party's position and a summary of arguments supporting that position, and (2) the name and title of
(x) the executive who will represent that party and (y) any other person who will accompany the executive in the negotiations conducted under Section 16.3.

         16.3 NEGOTIATION BETWEEN EXECUTIVES. If any party has given a Dispute Notice under Section 16.2, the parties will attempt in good faith to resolve the Dispute within 30 days after the receipt of the written response to the Dispute Notice by negotiations between executives identified in Section 16.2. During the 30 days following the receipt of the written response to the Dispute Notice, the executives (identified in Section 16.2) will meet no less than eight hours a day and exhaustively negotiate in good faith and at the expense of all other responsibilities.

         16.4 BINDING ARBITRATION. At the end of the 30-day period provided in
Section 16.3, if the executives have been unable to resolve the Dispute, and if a disputing party wishes to submit the Dispute to binding arbitration, the disputing party shall provide to the other disputing party three business days' prior written notice of such disputing party's intention to submit the Dispute to binding arbitration. The other disputing party shall be entitled to join in the submission of the Dispute to binding arbitration in accordance with the commercial arbitration rules of the AAA (expedited procedures). The AAA shall be instructed to choose an arbitrator who shall have a minimum of 15 years experience in the oil and gas processing industry, or such other experience such that he or she is considered an expert on the business of the Processor. Notice of a disputing party's submission of the matter for arbitration shall be given to the other party or parties within three business days thereafter (the "Arbitration Notice"). Upon delivery of the Arbitration Notice by the disputing party, each disputing party shall have 30 days to provide the arbitrator (and the disputing party) with a statement of its position (with supporting documentation) regarding the matter or matters in dispute together with its best and final offer for settlement of the Dispute. The failure to provide a statement of position within this period shall constitute a waiver of a disputing party's right to have such materials considered by the arbitrator. The arbitrator shall consider the statements of position submitted by the disputing parties and shall, within 30 business days after receipt of such materials, issue his or her decision in writing picking one of the statements of position submitted by the disputing parties as the position to be adopted to settle the Dispute. All determinations made by the arbitrator shall be final, conclusive and binding on the disputing parties. Each of the disputing parties will pay one-half of the fees of the arbitrator and all other arbitration fees and expenses and the fees of their respective arbitrators (if required).

17. TRANSFER AND ASSIGNMENT.

         17.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Producers and Processor. Except for an assignment by Processor in connection with the sale of all or a substantial part of Processor's assets, this Agreement shall not be assignable by Processor except with the prior written consent of the affected Producer, or by a Producer, except with the prior written consent of Processor; provided, however, that no such consent may be unreasonably withheld or delayed.

         17.2 PROCESSOR'S RIGHTS UNDER LEASES. Subject to Section 17.4, Producers hereby agree that it is their intent that, to the extent permitted by law, this Agreement constitutes a conveyance by Producers of a portion of their rights as lessee under the Dedicated Leases and that this Agreement shall bind all persons that now or at any time hereafter have any right as lessee or otherwise under any Dedicated Leases, whether by voluntary transfer, involuntary transfer, or otherwise of Leases; provided, however, that nothing in this
Section 17.2 or any other provision of this Agreement shall require, or be deemed to require, Processor to pay, or be responsible for, any Royalty Charges, it being the intent of the parties to this Agreement that Producers shall pay, and be responsible for, any and all Royalty Charges, as provided in Section 8.1. Producers further agree (i) to make any transfer of any Dedicated Lease subject to the terms and conditions of this Agreement and (ii) not to transfer Producer's interest in a Dedicated Lease without first requiring the transferee to execute and deliver to Producer and Processor a Letter of Attornment in the form attached hereto as Exhibit E.

         17.3 AFFILIATES OF PRODUCER PARTIES. Subject to Section 17.4, it is the intention of the parties that this Agreement shall bind not only the Producers who are made a party to this Agreement but also their respective Affiliates, successors and assigns. Each Producer covenants and agrees to exercise its best efforts to have each of its Affiliates, successors and assigns that acquires an interest in a Lease become and be made a party to this Agreement and to perform its obligations hereunder.

         17.4 EXCEPTED LEASES. As to any Dedicated Leases, or portions thereof, that were transferred or assigned by Producers to third parties during the period of January 1, 1998 through May 30, 1999, inclusive, that were not made subject to the Third Amendment as a condition of any such transfer or assignment ("Excepted Leases"), Processor waives the application of the Third Amendment as to the Excepted Leases, and the Parties agree that this Agreement shall not apply to the Excepted Leases.

18. MISCELLANEOUS.

         18.1 TITLE AND CAPTIONS. All section titles or captions in this Agreement are for convenience of reference only. They are not intended to be part of this Agreement or to in any way define, limit, extend, or describe the scope or intent of any provisions of this Agreement.

Except as specifically provided otherwise, reference to "Sections" and "Exhibits" are to Articles and Sections of and Exhibits to this Agreement.

         18.2 PRONOUNS AND PLURALS. Whenever the context so requires, any pronoun used in this Agreement includes the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs includes the plural and vice versa.

         18.3 SEPARABILITY. Each provision of this Agreement shall be considered to be separable and, if, for any reason, any such provision, is determined to be in whole or part invalid and contrary to any existing or future applicable law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid, and this Agreement shall be construed and enforced in all respects as if the invalid or unenforceable provision had been omitted.

         18.4 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns but this provision shall not be deemed to permit any assignment by a party of any of its rights or obligations under this Agreement except as expressly provided herein.

         18.5 FURTHER ACTIONS. Each party agrees to execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out or further evidence the intent and purpose of this Agreement and which are not inconsistent with its terms.

         18.6 NOTICES. All notices or other communications hereunder must be in writing and must be delivered either personally or by (i) facsimile means (delivered during the recipient's regular business hours), (ii) registered or certified mail (postage prepaid and return receipt requested), or (iii) express courier or delivery service, addressed as follows:

Producers:        [Producer]                              Processor:   Enterprise Gas Processing, LLC
                   --------                                            2727 North Loop West - 7th Floor
                  c/o Shell Offshore, Inc.                             Houston, TX  77008
                  200 N. Dairy Ashford                                 Fax #:  (713) 880-6960
                  Houston, TX 77079                                    Attn:   President
                  Fax #: (281) 544-3544
                  Attn:   Manager
                          Marketing & Transportation

or at such other address and number as any party shall have previously designated by notice given to the other parties in the manner provided in this Section. Notices shall be deemed given when received during normal business hours if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means), and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail.

         18.7 AMENDMENT ONLY IN WRITING. No amendment, waiver, modification or change of this Agreement shall be enforceable unless in writing signed by the Party against whom enforcement is sought.

         18.8 RIGHT OF INGRESS AND EGRESS. To the extent Producers are able to grant such rights, Processor shall have the right of ingress and egress to and from the premises of Producers and to and from the Field Delivery Points for all purposes necessary for the fulfillment of this Agreement.

         18.9 NO SPECIAL DAMAGES. No party shall be liable for any consequential, incidental, punitive, exemplary, or indirect damages in tort, contract, under any indemnity provision or otherwise.

         18.10 APPLICABLE LAW. This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the substantive law of the state of Louisiana without regard to principles of conflicts of laws.

         18.11 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between Producers and Processor and supersedes all prior agreements and understandings relating to the subject matter hereof, except that
Section 2 of the Third Amendment is hereby incorporated in this Agreement by reference and shall survive this Agreement as though fully set forth herein.

         18.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original, but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties, notwithstanding that all of the parties may not have executed the same counterpart.

     IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives have executed this Agreement effective as of the Effective Date.

PRODUCERS:

SHELL OIL COMPANY                           WITNESSES:


By:      /s/ B. K. Garrison                 /s/ Maria Perez Chahin
         ---------------------              ----------------------
Name:    B. K. Garrison
Title:   Attorney-in-Fact                   /s/ Jane A. Newitt
                                            ----------------------


SHELL OFFSHORE INC.                         WITNESSES:


By:      /s/ J. W. Kimmel                   /s/ Maria Perez Chahin
         ---------------------              -----------------------
Name:    J. W. Kimmel
Title:   Attorney-in-Fact                   /s/ Martha R. Sparks
                                            -----------------------


SHELL CONSOLIDATED ENERGY                   WITNESSES:
RESOURCES INC.


By:      /s/ B. K. Garrison                 /s/ Maria Perez Chahin
         ---------------------              ----------------------
Name:    B. K. Garrison
Title:   Attorney-in-Fact                   /s/ Jane A. Newitt
                                            ----------------------


SHELL LAND & ENERGY COMPANY                 WITNESSES:


By:      /s/ B. K. Garrison                 /s/ Maria Perez Chahin
         ---------------------              ----------------------
Name:    B. K. Garrison
Title:   Attorney-in-Fact                   /s/ Jane A. Newitt
                                            ----------------------


SHELL FRONTIER OIL & GAS INC.               WITNESSES:


By:      /s/ J. W. Kimmel                   /s/ Maria Perez Chahin
         ---------------------              ----------------------
Name:    J. W. Kimmel
Title:   Attorney-in-Fact                   /s/ Martha R. Sparks
                                            ----------------------

SHELL EXPLORATION &                         WITNESSES:
PRODUCTION COMPANY


By:      /s/ R. M. Restucci                 /s/ Maria Perez Chahin
         ---------------------              ----------------------
Name:    R. M. Restucci
Title:   President & CEO                    /s/ Shirley R. Holm
                                            ----------------------


SHELL GULF OF MEXICO INC.                   WITNESSES:


By:      /s/ J. W. Kimmel                   /s/ Maria Perez Chahin
         ---------------------              ----------------------
Name:    J. W. Kimmel
Title:   Attorney-in-Fact                   /s/ Martha R. Sparks
                                            ----------------------


PROCESSOR:

ENTERPRISE GAS PROCESSING, LLC              WITNESSES:


By:      /s/ W. Ordemann                    /s/ Brigid A. Walsh
         ---------------------              ---------------------
Name:    W. Ordemann
Title:   Senior Vice President              /s/ Thomas M. Zulim
                                            ---------------------

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared B. K. Garrison, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Oil Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 9th day of April, 2003.


                                             /s/ Belinda Hirsch
                                             -----------------------
                                             Notary Public

My Commission Expires March 26, 2006.



STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J. W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Offshore Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 9th day of April, 2003.


                                             /s/ Maria Cristina Charles
                                             --------------------------
                                             Notary Public

My Commission Expires April 4, 2004.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared B. K. Garrison, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Consolidated Energy Resources Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 9th day of April, 2003.


                                                  /s/ Belinda Hirsch
                                             ------------------------------
                                             Notary Public

My Commission Expires March 26, 2006.



STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared B. K. Garrison, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Land & Energy Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 9th day of April, 2003.


                                                  /s/ Belinda Hirsch
                                             ------------------------------
                                             Notary Public

My Commission Expires March 26, 2006.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J. W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Frontier Oil & Gas Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 9th day of April, 2003.



                                              /s/ Maria Cristina Charles
                                             ----------------------------
                                             Notary Public

My Commission Expires April 4, 2004.



STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared R. M. Restucci, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as President and CEO of Shell Exploration & Production Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 9th day of April, 2003.


                                               /s/ Maria Cristina Charles
                                              ----------------------------
                                              Notary Public

My Commission Expires April 4, 2004.

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J. W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Attorney-in-Fact for Shell Gulf of Mexico Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 9th day of April, 2003.

                                              /s/ Maria Cristina Charles
                                             ----------------------------
                                             Notary Public

My Commission Expires April 4, 2004.



STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared W. Ordemann, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as a Senior Vice President of Enterprise Gas Processing, LLC, a Delaware limited liability company, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 9th day of April, 2003.


                                              /s/ Brigid A. Walsh
                                             ---------------------
                                             Notary Public

My Commission Expires October 30, 2006.

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                 FEDERAL LEASES


      AREA           BLOCK         LEASE #      CURRENT LEASE OPERATOR             LEASE DATE      SPUD DATE
---------------------------------------------------------------------------------------------------------------
       AC             0556          11607      Shell Deepwater Dev                  10/01/89
       AC             0557           8272      Shell Deepwater Dev                  10/01/85
       AC             0558           9263      Shell Deepwater Dev                  10/01/87
       AC             0600           8580      Shell Deepwater Dev                  10/01/86       04/15/96
       AC             0601           8581      Shell Deepwater Dev                  10/01/86
       AC             0602           9266      Shell Deepwater Dev                  10/01/87
       AC             0644          11609      Shell Deepwater Dev                  10/01/89
       AC             0645           9268      Shell Deepwater Dev                  10/01/87
       AC             0646          11610      Shell Deepwater Dev                  10/01/89
       BA             0505          15724      IP Pet                               11/01/95       03/04/97
       BA             0577          17111      IP Pet                               01/01/97       08/12/97
       BA            A0019           3936      Shell Offshore                       03/01/79       11/26/79
       BA            A0020           3472      Shell Offshore                       08/01/77       05/23/94
       BA            A0023           3938      Shell Offshore                       03/01/79       07/19/79
       EC             0060           5359      Shell Offshore                       07/01/83       03/30/93
       EC             0126          15139      Shell Offshore                       07/01/95       08/04/98
       EC             0187          15142      Shell Offshore                       07/01/95       07/23/97
       EC             0276          12845      Walter O&G                           07/01/91       04/27/96
       EC             0287          16268      Newfield Exp                         06/01/96       10/20/97
       EI             0097          17964      Shell Offshore                       07/01/97       01/31/99
       EI             0136           3152      Shell Offshore                       07/01/75       09/04/97
       EI             0152          15244      Shell Offshore                       07/01/95       02/26/96
       EI             0157          11951      Shell Offshore                       05/01/90       07/05/94
       EI             0158           1220      Shell Offshore                       06/01/62       07/12/62
       EI             0176           445       Shell Offshore                       01/01/55       09/18/68
       EI             0183          17981      Elf Exp                              08/01/97       05/31/98
       EI             0184           5498      Elf Exp                              07/01/83       02/12/88
       EI             0331           2116      Shell Offshore                       01/01/71       02/10/71
       EW             0833          18167      Shell Offshore                       07/01/97
       EW             0834          18168      Shell Offshore                       07/01/97       07/11/98
       GA             0180           3228      Shell Offshore                       09/01/75       01/16/78
       GA             0213          17120      Basin Exp                            02/01/97       01/19/98
       GB             0083          11450      Shell Offshore                       12/01/89       03/02/90
       GB             0084          11451      Shell Offshore                       12/01/89       07/04/91
       GB             0127          11454      Shell Offshore                       12/01/89       01/28/95
       GB             0128          11455      Shell Offshore                       12/01/89       03/16/94
       GB             0168          15846      Shell Offshore                       11/01/95       01/05/99
       GB             0172          14221      Shell Offshore                       01/01/94       02/03/95
       GB             0215           9216      Amerada Hess                         10/01/87       03/23/88
       GB             0248          13815      Shell Deepwater Dev                  10/01/92       10/04/97
       GB             0254          13816      Chevron USA                          12/01/92       06/15/93
       GB             0336          15877      Shell Deepwater Dev                  11/01/95       07/31/96
       GB             0341          15879      Shell Deepwater Dev                  02/01/96       12/01/98
       GB             0426           8241      Shell Deepwater Prod                 10/01/85       05/09/88
       GB             0427           7493      Shell Deepwater Prod                 09/01/84       06/03/87
       GB             0451          15898      Shell Deepwater Dev                  11/01/95       01/23/98
       GB             0452          15899      Shell Deepwater Dev                  11/01/95
       GB             0470           8248      Shell Deepwater Prod                 10/01/85       07/08/87
       GB             0471           7498      Shell Deepwater Prod                 09/01/84       02/23/87
       GB             0472          11528      Shell Deepwater Dev                  10/01/89       07/13/99
       GB             0515          20792      Marathon Oil                         01/01/99       06/04/99
       GB             0516           8252      Shell Deepwater Dev                  10/01/85       09/21/95
       GB             0559          11546      Shell Deepwater Dev                  10/01/89       02/08/99

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                 FEDERAL LEASES


      AREA           BLOCK         LEASE #      CURRENT LEASE OPERATOR             LEASE DATE      SPUD DATE
---------------------------------------------------------------------------------------------------------------
       GB             0602          11553      Shell Deepwater Dev                  10/01/89       09/13/95
       GB             0919          11591      Shell Deepwater Dev                  10/01/89
       GB             0920          11592      Shell Deepwater Dev                  10/01/89       06/07/99
       GB             0963          11597      Shell Deepwater Dev                  10/01/89
       GB             0964          11598      Shell Deepwater Dev                  10/01/89
       GC             0019           4131      Shell Offshore                       10/01/79       02/09/80
       GC             0065           5889      Shell Offshore                       07/01/83       08/04/83
       GC             0069          13159      Shell Deepwater Dev                  05/01/91       02/23/98
       GC             0073           5897      Shell Deepwater Prod                 07/01/83       05/26/85
       GC             0108          14668      Shell Offshore                       07/01/94
       GC             0109           5900      Shell Offshore                       07/01/83       06/02/84
       GC             0110          14023      Shell Offshore                       07/01/93       04/09/95
       GC             0112          15545      Shell Deepwater Dev                  07/01/95       03/29/97
       GC             0113          15546      Shell Deepwater Dev                  09/01/95       08/08/97
       GC             0116           5904      Shell Deepwater Prod                 07/01/83       11/14/84
       GC             0117           5905      Shell Deepwater Prod                 07/01/83       07/15/85
       GC             0155          16698      Shell Deepwater Dev                  09/01/96       04/28/98
       GC             0158           7995      Shell Deepwater Dev                  07/01/85       12/23/88
       GC             0177          16702      Spinnaker Exp                        09/01/96       07/08/99
       GC             0200          12209      BP Exp & Oil                         05/01/90       03/16/97
       GC             0201          12210      BP Exp & Oil                         05/01/90
       GC             0202           7998      Shell Deepwater Dev                  07/01/85       09/29/97
       GC             0244          11043      BP Exp & Oil                         05/01/89       02/14/94
       GC             0245           5916      BP Exp & Oil                         07/01/83       08/08/95
       GC             0247          15564      Shell Deepwater Dev                  09/01/95
       GC             0248          15565      Shell Deepwater Dev                  09/01/95       02/21/96
       GC             0472           5097      Shell Deepwater Dev                  04/01/82       12/08/88
       GC             0473           5922      Shell Deepwater Dev                  07/01/83       09/17/91
       GC             0517           5923      Shell Deepwater Dev                  07/01/83
       GC             0644          11080      BP Exp & Oil                         05/01/89       12/20/98
       GC             0645          11081      BP Exp & Oil                         05/01/89
       GI             0110          13943      Anadarko Pet                         08/01/93       11/15/98
       GI             0111          18069      Anadarko Pet                         07/01/97
       GI             0116          13944      Anadarko Pet                         07/01/93       04/16/98
       HI             0035          15768      IP Pet                               12/01/95       08/31/96
       HI             0037          15769      IP Pet                               12/01/95       06/28/96
       HI             0068          15771      IP Pet                               11/01/95       01/09/97
       HI             0108          15776      IP Pet                               11/01/95       05/31/96
       HI             0119          14882      Shell Offshore                       10/01/94       07/08/96
       HI             0135           741       Shell Offshore                       05/01/60       03/21/64
       HI             0136           742       Shell Offshore                       05/01/60       05/17/64
       HI             0161           744       Shell Offshore                       05/01/60       06/26/61
       HI             0179           3236      Shell Offshore                       09/01/75       02/14/76
       HI             0194           6166      Shell Offshore                       10/01/83       06/16/84
       HI             0201           4576      Shell Offshore                       01/01/81       06/19/82
       HI            A0006           4734      Shell Offshore                       09/01/81       04/04/93
       HI            A0350           2428      Shell Offshore                       08/01/73       08/15/73
       MC             0108           9777      BP Exp & Oil                         07/01/88       04/02/89
       MC             0110          18192      Shell Offshore                       08/01/97       03/12/98
       MC             0119          14629      Shell Deepwater Dev                  05/01/94       05/12/99
       MC             0151           2643      Shell Offshore                       05/01/74       07/27/75
       MC             0194           2638      Shell Offshore                       05/01/74       06/28/75
       MC             0195           2639      Shell Offshore                       05/01/74       01/22/76
       MC             0311           2968      Shell Offshore                       12/01/74       12/21/74
       MC             0383           7937      Shell Deepwater Dev                  08/01/85       06/27/87
       MC             0385           7938      Shell Deepwater Dev                  07/01/85

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                 FEDERAL LEASES


      AREA           BLOCK         LEASE #      CURRENT LEASE OPERATOR             LEASE DATE      SPUD DATE
---------------------------------------------------------------------------------------------------------------
       MC             0429           7944      Shell Deepwater Dev                  07/01/85       11/08/95
       MC             0430           9808      Shell Deepwater Dev                  05/01/88
       MC             0496          14005      Shell Deepwater Dev                  07/01/93       07/03/98
       MC             0520           9821      Amoco Prod                           05/01/88       10/30/96
       MC             0521           8822      Amoco Prod                           06/01/87
       MC             0522           8823      Amoco Prod                           06/01/87       04/27/89
       MC             0565          11002      Amoco Prod                           05/01/89
       MC             0566           8831      Amoco Prod                           06/01/87
       MC             0584          14010      Union Pacific Res                    08/01/93       12/16/97
       MC             0607           9837      Amoco Prod                           05/01/88       09/20/97
       MC             0608           9838      Amoco Prod                           05/01/88
       MC             0657           8496      Shell Deepwater Dev                  06/01/86       11/07/87
       MC             0686           5862      Shell Deepwater Prod                 07/01/83       09/10/96
       MC             0687           5863      Shell Deepwater Prod                 07/01/83       12/19/95
       MC             0730           7954      Shell Deepwater Prod                 07/01/85       06/10/88
       MC             0731           7955      Shell Deepwater Prod                 07/01/85       11/20/86
       MC             0762           7957      Shell Offshore                       07/01/85
       MC             0763           7958      Shell Offshore                       07/01/85       01/13/89
       MC             0764           8852      Shell Deepwater Dev                  06/01/87       07/23/88
       MC             0806           7962      Shell Deepwater Prod                 07/01/85       04/10/91
       MC             0807           7963      Shell Deepwater Prod                 07/01/85       07/26/89
       MC             0809           5868      Shell Deepwater Dev                  07/01/83       07/19/93
       MC             0810           9873      Shell Deepwater Dev                  05/01/88       03/01/95
       MC             0850           9881      Shell Deepwater Dev                  05/01/88
       MC             0851           9882      Shell Deepwater Dev                  05/01/88
       MC             0852           5870      Shell Deepwater Dev                  07/01/83       12/07/83
       MC             0853           5871      Shell Deepwater Dev                  07/01/83
       MC             0854           9883      Shell Deepwater Dev                  05/01/88       07/10/90
       MC             0890           7969      Shell Deepwater Dev                  07/01/85       10/29/98
       MC             0891           9889      Shell Deepwater Dev                  05/01/88
       MC             0898           9895      BP Exp & Oil                         05/01/88
       MC             0899           9896      BP Exp & Oil                         05/01/88       01/25/91
       MC             0911           9899      BP Exp & Oil                         05/01/88       08/03/97
       MC             0912           9900      BP Exp & Oil                         05/01/88
       MC             0934           7975      Shell Deepwater Dev                  07/01/85       12/22/94
       MC             0935           7976      Shell Deepwater Dev                  07/01/85       01/28/94
       MC             0942           9904      Shell Deepwater Dev                  05/01/88       09/23/98
       MC             0955           8862      Shell Deepwater Dev                  06/01/87
       MC             0956           8863      Shell Deepwater Dev                  06/01/87
       MC             0999           8866      Shell Deepwater Dev                  06/01/87
       MC             1000           8867      Shell Deepwater Dev                  06/01/87
       MO             0821           5058      Shell Offshore                       04/01/82       10/16/85
       MP             0251           7823      Shell Deepwater Prod                 08/01/85       11/16/86
       MP             0252           7824      Shell Deepwater Prod                 08/01/85       11/13/85
       MP             0309           8760      Shell Offshore                       06/01/87       06/21/89
       MP             0310           4126      Shell Offshore                       10/01/79       05/19/80
       MP             0312          16520      Shell Offshore                       07/01/96       01/20/97
       MP             0315           8467      Shell Offshore                       07/01/86       10/16/86
       PN             0969           5953      Shell Offshore                       10/01/83       02/04/84
       PN             0975          20603      Shell Offshore                       10/01/98       12/09/98
       PN             0976           5954      Shell Offshore                       10/01/83       04/09/90
       SA             0010           3958      Shell Offshore                       03/01/79       03/30/79
       SA             0012          14590      IP Pet                               07/01/94       10/02/82
       SM             0130           2280      Shell Offshore                       02/01/73       04/05/73
       SM             0131           2281      Shell Offshore                       01/01/73       02/21/73
       SS             0076          15276      Mobil E&P SE                         08/01/95       11/04/95

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                 FEDERAL LEASES


      AREA           BLOCK         LEASE #      CURRENT LEASE OPERATOR             LEASE DATE      SPUD DATE
---------------------------------------------------------------------------------------------------------------
       SS             0201           5557      L L & E                              07/01/83       11/24/90
       SS             0258           5560      Shell Frontier O&G                   07/01/83       01/18/86
       SS             0259           5044      Shell Frontier O&G                   04/01/82       08/21/82
       ST             0211          16435      IP Pet                               07/01/96
       ST             0300           4240      Shell Offshore                       12/01/79       07/10/81
       ST             0301           3594      Shell Offshore                       08/01/77       02/08/78
       ST             0302           6779      Shell Offshore                       06/01/84       12/16/84
       SX             0017           4143      Shell Offshore                       10/01/79       02/22/81
       SX             0040           4745      Shell Offshore                       09/01/81       10/28/86
       VK             0736          13987      Shell Offshore                       07/01/93       09/23/98
       VK             0780           6884      Shell Offshore                       06/01/84       02/04/86
       VK             0783           6886      Shell Deepwater Prod                 06/01/84       11/02/84
       VK             0784          13060      Shell Deepwater Prod                 07/01/91       02/10/96
       VK             0824          15436      Shell Offshore                       09/01/95       06/09/98
       VK             0827           7910      Shell Deepwater Prod                 09/01/85       09/14/98
       VK             0867           6889      Amoco Prod                           07/01/84
       VK             0871           8469      Amoco Prod                           06/01/86       05/26/94
       VK             0872          19907      Shell Deepwater Dev                  08/01/98       11/20/98
       VK             0873          19908      Shell Deepwater Dev                  08/01/98       12/15/98
       VK             0911           6892      Shell Deepwater Prod                 07/01/84       08/27/98
       VK             0912           6893      Shell Deepwater Prod                 07/01/84       03/01/85
       VK             0915           6894      Amoco Prod                           06/01/84       04/14/93
       VR             0161           1127      Samedan                              06/01/62       01/01/63
       VR             0195          19760      Shell Offshore                       08/01/98
       VR             0196          19760      Shell Offshore                       08/01/98       01/01/63
       VR             0207          19760      Shell Offshore                       08/01/98
       VR             0260          15197      Shell Offshore                       07/01/95       12/04/95
       VR             0308          11892      Newfield Exp                         05/01/90       10/25/94
       VR             0355          12876      Shell Offshore                       07/01/91       02/14/92
       WC             0094          15054      IP Pet                               07/01/95       10/26/96
       WC             0170           4085      CXY Energy Off                       10/01/79       06/25/80
       WC             0182          15062      Seneca Res                           08/01/95       10/22/96
       WC             0195          16123      IP Pet                               06/01/96       05/09/97
       WC             0266          13838      Shell Offshore                       08/01/93       11/01/96
       WC             0269          13563      Shell Offshore                       08/01/92       06/22/95
       WC             0270          15073      Shell Offshore                       07/01/95       06/24/96
       WC             0311          15079      IP Pet                               07/01/95       04/27/96
       WC             0505          16200      LLOG Exp Off                         06/01/96       10/04/98
       WC             0565           2015      Shell Offshore                       02/01/71       01/06/72
       WC             0633           2238      Shell Offshore                       01/01/73       01/22/73
       WD             0034           3414      Forcenergy                           01/01/77       01/30/77

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                          LEASES WITH OPERATING RIGHTS


                                                    CURRENT
                                                     LEASE
  AREA      BLOCK     LEASE #        LEASE          OPERATOR        LEASE DATE            DESCRIPTION OF OPERATING RIGHTS
------------------------------------------------------------------------------------------------------------------------------------
   EI       0088       10721        G10721         Burlington        07/01/89    N1/2; SE1/4; E1/2SW1/4; NW1/4SW1/4; E1/2SW1/4SW1/4,
                                                                                 limited from the surface to a depth of 25,000'
                                                                                 subsea; and W1/2SW1/4SW1/4, limited from a depth of
                                                                                 8,200' subsea to a depth of 25,000' subsea.


   EI       0089        044         G00044         Burlington        08/28/45    N1/2; SW1/4; W1/2SE1/4; W1/2E1/2SE1/4;
                                                                                 NE1/4NE1/4SE1/4; SE1/4SE1/4SE1/4, Block 89, Eugene
                                                                                 Island Area, limited from the surface to a depth of
                                                                                 25,000' subsea; and the SE1/4NE1/4SE1/4;
                                                                                 NE1/4SE1/4SE1/4, limited from a depth of 8,200'
                                                                                 subsea to a depth of 25,000' subsea.

   EI       0090        229         G00229         Burlington        11/19/48    SE1/4 of Block 90, Eugene Island Area, INSOFAR AND
                                                                                 ONLY INSOFAR AS lease covers the following:
                                                                                 NE1/4SE1/4; W1/2SE1/4; W1/2SE1/4SE1/4, limited from
                                                                                 the surface to a depth of 25,000' subsea; and the
                                                                                 E1/2SE1/4SE1/4, limited from a depth of 10,800'
                                                                                 subsea to a depth of 25,000' subsea.

   EI       0093        228         G00228         Burlington        11/19/48    E1/2 of Block 93, Eugene Island Area, INSOFAR AND
                                                                                 ONLY INSOFAR AS said lease covers the following:
                                                                                 W1/2E1/2NE1/4; W1/2NE1/4; SE1/4, limited from the
                                                                                 surface to a depth of 25,000' subsea; and the
                                                                                 E1/2E1/2NE1/4, limited from a depth of 25,000'
                                                                                 subsea.

   EI       0094       5488         G05488         Burlington        07/01/83    N1/2; SE1/4; N1/2SW1/4; N1/2S1/2SW1/4;
                                                                                 S1/2SE1/4SW1/4; E1/4SW1/4SW1/4, limited from the
                                                                                 surface to a depth of 25,000' subsea; and the
                                                                                 SW1/4SW1/4SW1/4, limited from a depth of 10,800'
                                                                                 subsea; to a depth of 25,000' subsea.

   EI       0095        046         G00046         Burlington        08/28/45    E1/2; E1/2W1/2; SW1/4SW1/4; S1/2NW1/4SW1/4;
                                                                                 NW1/4NW1/4SW1/4; SW1/4NW1/4NW1/4; W1/2SW1/4NW1/4;
                                                                                 Block 95, Eugene Island Area, limited from the
                                                                                 surface to a depth of 25,000' subsea ; and the
                                                                                 N1/2NW1/4NW1/4; SE1/4NW1/4NW1/4; E1/2SW1/4NW1/4;
                                                                                 NE1/4NW1/4SW1/4; limited from a depth of 8,200'
                                                                                 subsea to a depth of 25,000' subsea.

   EI       0109       17967        G17967            Tana           07/01/97    All of Block 109, Eugene Island Area, INSOFAR AND
                                                                                 ONLY INSOFAR AS said lease covers that portion of
                                                                                 Eugene Island Block 109 below 17,000 feet true
                                                                                 vertical depth (TVD) down to and including 35,000
                                                                                 feet TVD;

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                          LEASES WITH OPERATING RIGHTS


                                                    CURRENT
                                                     LEASE
  AREA      BLOCK     LEASE #        LEASE          OPERATOR        LEASE DATE            DESCRIPTION OF OPERATING RIGHTS
------------------------------------------------------------------------------------------------------------------------------------
   EI       0255       1958         G01958           Forest          01/01/70    S1/2 of Block 255, Eugene Island Area, INSOFAR AND
                                                                                 ONLY INSOFAR AS the operating rights affect the
                                                                                 SW1/4SW1/4SW1/4 INSOFAR AND ONLY INSOFAR AS the "P"
                                                                                 Sand which is defined in that certain Federal Unit
                                                                                 Agreement (Contract No. 14-08-0001-12325) Eugene
                                                                                 Island Block 276 "P" Sand, Reservoir 'A', as the
                                                                                 stratigraphic equivalent of that productive sand.

   GA       0394       13317        G13317           IP Pet          12/01/91    All of Block 394, Galveston Area, INSOFAR AND ONLY
                                                                                 INSOFAR as the operating rights in the lease cover
                                                                                 the depths from the surface of the earth down to
                                                                                 the stratigraphic equivalent of 8,850 feet true
                                                                                 vertical depth as seen in the Electric log for the
                                                                                 OCS-G 13317 Well No. 2.

   GA       0395       12508        G12508           IP Pet          10/01/90    All of Block 395, Galveston Area, INSOFAR AND ONLY
                                                                                 INSOFAR AS the operating rights in the lease cover
                                                                                 the depths from the surface of the earth down to
                                                                                 the stratigraphic equivalent of 100 feet below the
                                                                                 total depth drilled in the OCS-G 12508 Well 1,
                                                                                 which was drilled to a true vertical depth of 8,508
                                                                                 feet.

   HI       0131       14863        G14863           Vastar          10/01/94    All of Block 131, High Island Area, INSOFAR AND
                                                                                 ONLY INSOFAR AS said lease includes Assignor's
                                                                                 operating rights from the surface to 8,000 feet TVD
                                                                                 in the W1/2 of the Lease;

   HI       0154       14159        G14159             SOI           01/01/94    N1/2 of block 154, High Island Area, INSOFAR AND
                                                                                 ONLY INSOFAR as the lease covers the NW1/4;
                                                                                 W1/2NE1/4 and W1/2E1/2NE1/4 of said Block 154, from
                                                                                 below 8,000 TVD to 30,000 TVD;

   HI       0154       2357         G02357          Northstar        08/01/73    S1/2 of Block 154, High Island Area, INSOFAR AND
                                                                                 ONLY INSOFAR AS said lease covers all depths from
                                                                                 the surface down to 100 feet below the base of the
                                                                                 stratigraphic equivalent of that sand encountered
                                                                                 at a measured depth of 9,815 feet in OCS-G 14159,
                                                                                 Well No. 1.

   MC       0267       3799         G03799            Exxon          06/01/78    All of Block 267, Mississippi Canyon, INSOFAR AND
                                                                                 ONLY INSOFAR AS the operating rights cover the W1/2
                                                                                 of said block from the surface to the earth down to
                                                                                 and including the stratigraphic equivalent of
                                                                                 12,135' MD, as seen in Shell OCS-G 3799 No. 3 Sonic
                                                                                 Log.

   MP       0131       13651        G13651             ATP           09/01/92    All of Block 131, Main Pass Area, INSOFAR AND ONLY
                                                                                 INSOFAR AS the lease covers all depths below 8,000
                                                                                 feet true vertical depth.

   MP       0303       4253         G04253             Oxy           12/01/79    INSOFAR AND ONLY INSOFAR AS the lease covers the
                                                                                 S1/2S1/2 of Block 303, Main Pass Area, South and
                                                                                 East Addition, down to a depth of 25,000'.

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                          LEASES WITH OPERATING RIGHTS


                                                    CURRENT
                                                     LEASE
  AREA      BLOCK     LEASE #        LEASE          OPERATOR        LEASE DATE            DESCRIPTION OF OPERATING RIGHTS
------------------------------------------------------------------------------------------------------------------------------------
   MP       0304       3339         G03339             Oxy           04/01/76    INSOFAR AND ONLY INSOFAR AS the lease covers the
                                                                                 SW1/4SW1/4 and the W1/2SE1/4SW1/4 of Block 304,
                                                                                 Main Pass Area, South and East Addition, down to a
                                                                                 depth of 25,000'.

   MP       0313       4127         G04127           Chevron         10/01/79    All of Block 313, Main Pass Area, South & East
                                                                                 Addition, INSOFAR AND ONLY INSOFAR AS said lease
                                                                                 covers depths below a true vertical depth of
                                                                                 12,000'.

   SS       0202       5558         G05558            LL&E           07/01/83    All of Block 202, Ship Shoal Area, all intervals
                                                                                 lying at depths greater than the stratigraphic
                                                                                 equivalent of the top of the "MI" Sand at a depth
                                                                                 350' below the total depth of Conoco's Ship Shoal
                                                                                 201 No. 1 Well, same being 12,450' TVD.

   SS       0356       5206         G05206          Soco Off         01/01/83    All of Block 356, Ship Shoal Area, INSOFAR BUT ONLY
                                                   (Delmar Op)                   INSOFAR AS said lease covers depths below 8,600'.

   VR       0171       1130         G01130            LL&E           06/01/62    Block 171, Vermilion Area, INSOFAR BUT ONLY INSOFAR
                                                                                 AS said lease covers depths from the surface down
                                                                                 to a depth of 11,022' below the mean low wave of
                                                                                 the Gulf of Mexico.

   VR       0241       15194        G15194             EEX           07/01/95    All of Block 241, Vermillion Area, INSOFAR AND ONLY
                                                                                 INSOFAR AS said lease covers the NW1/4 as to all
                                                                                 depths from the surface down to 100 feet below the
                                                                                 base of the stratigraphic equivalent of that sand
                                                                                 encountered at a measured depth of 11,840 feet as
                                                                                 seen in the OCS-G 5386, Well No. 1.

   VR       0332       9514         G09514           Samedan         07/01/88    All of Block 332, Vermilion Area, South Addition,
                                                                                 INSOFAR AND ONLY INSOFAR AS the lease covers a
                                                                                 depth from 12,000' subsea to 100,000' subsea.

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
            OVERRIDING ROYALTY INTERESTS AND OTHER OIL AND GAS RIGHTS


      AREA           BLOCK         LEASE #         LEASE       CURRENT LEASE OPERATOR             LEASE DATE     SPUD DATE
--------------------------------------------------------------------------------------------------------------------------
       BS             0050        LA. 16393        L06393     Log Exploration                      02/15/99
       EB             0642           9183          G09183     Kerr-McGee                           10/01/87          -
       EB             0643           9184          G09184     Kerr-McGee                           10/01/87       11/25/97
       EB             0688           9191          G09191     Kerr-McGee                           11/01/87       01/17/98
       EB             0732           9194          G09194     Kerr-McGee                           10/01/87          -
       EI             0116           478           G00478     Ocean Energy                         01/01/55       09/05/97
       EI             0172           5494          G05494     Newfield                             07/01/83       01/21/99
       EI             0255           1958          G01958     Forest                               01/01/70       06/04/99
       EI             0354          10752          G10752     Texaco                               05/01/89       10/03/97
       EW             0921          12142          G12142     British-Borneo                       05/01/90       02/05/99
       EW             0963          13084          G13084     Marathon                             07/01/91       11/19/96
       EW             0964          12144          G12144     British-Borneo                       05/01/90       07/20/99
       EW             0965          12145          G12145     British-Borneo                       05/01/90       01/23/98
       GA             0144          17119          G17119     Mariner                              01/01/97       08/23/98
       GA             0321          11316          G11316     Apache                               11/01/89       01/23/92
       GB             0117          12631          G12631     Flextrend                            10/01/90       11/04/96
       GB             0200          15852          G15852     Amerada Hess                         11/01/95       01/18/99
       GI             0076           2161          G02161     Forcenergy                           10/01/72       01/05/78
       GC             0020          15531          G15531     Reading & Bates                      09/01/95       12/23/96
       GC             0825           9981          G09981     Amoco                                05/01/88          -
       GC             0826           9982          G09982     Amoco                                05/01/88       12/08/98
       MP             0047        LA. 16392        L16392     Log Exploration                      02/15/99
       MP             0233          16509          G16509     Coastal Oil                          09/01/96       04/07/98
       MP             0255           7825          G07825     Snyder                               08/01/85       09/10/97
       MP             0259           7827          G07827     Snyder                               09/01/85       11/03/98
       MP             0260           7828          G07828     Snyder                               09/01/85       02/26/98
       MC             0546          14642          G14642     British-Borneo                       05/01/94       05/25/98
       MC             0718           7952          G07952     Mariner                              08/01/85       06/03/95
       MO            TR.92         ALA 705         A00705     Mobil                                07/19/88          -
       MO            TR.74         ALA 703         A00703     Mobil                                07/19/88          -
       MO            TR.75        1584/0130        A01584     Mobil
                                   2865/585
                                   2865/591
                                   3322/346
       MO            TR.93         ALA 706         A00706     Mobil                                07/19/88          -
       MU            862-L       TX.M-98756        T98756                                          10/07/97
       MU            863-L       TX.M-98757        T98757                                          10/07/97
       SS             0103          18007          G18007     Basin                                07/01/97       04/03/99
       SS             0321          12955          G12955     ATP                                  05/01/91       04/24/97
       SM             0255           9564          G09564     Seagull                              08/01/88       07/11/93
       SM             0266           9565          G09565     Seagull                              08/01/88       09/23/93
       VR             0159           3128          G03128     McMoran                              07/01/75       06/04/98
       VR             0221           4424          G04424     TDC                                  11/01/80       06/04/94
       VR             0296           9511          G09511     Seneca Res                           06/01/88       03/11/93
       VR             0370           2275          G02275     Transworld                           02/01/73       10/19/98
       VR             0385          12880          G12880     Transworld                           07/01/91       06/04/96
       VK             0692           7898          G07898     Snyder                               09/01/85          -
       VK             0693           7898          G07898     Snyder                               09/01/85       11/19/90
       VK             0698           7901          G07901     Snyder                               08/01/85       06/07/97
       WD             0137          14566          G14566     Sonat                                05/01/94       01/31/99
       WC             0368           5315          G05315     Century Offshore                     07/01/83       5/59/98

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                                  STATE LEASES


                                                                      LEASE
         AREA               BLOCK         LEASE #                   OPERATOR                LEASE DATE
----------------------------------------------------------------------------------------------------------------
Mobile - Fairway             113          AL 531                       SOI                  4/2/81
Mobile - Fairway             132          AL 532                       SOI                  4/2/81
Mobile Bay                   109          AL 627                       SOI                  8/14/84
South Pass                    1           LA 988                       SOI                  4/25/47
Galveston                   249 L        TX 98156             Spinnaker Exp Co, LLC         4/1/97
Galveston                   249 L        TX 99204             Spinnaker Exp Co, LLC         4/7/98
Galveston                   250 L        TX 98157             Spinnaker Exp Co, LLC         4/1/97
South Pass 31                31           LA14860                      SOI                  1/17/95
South Pass 31                31           LA14861                      SOI                  1/17/95
Main Pass                    47          La 16392                 Main Pass LLC             2/15/99
Breton Sound                 50          La 16393                 Main Pass LLC             2/15/99

                                    EXHIBIT A
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999
                            PARTICIPATION AGREEMENTS


    AREA         BLOCK      LEASE #      LEASE     CURRENT LEASE OPERATOR           LEASE DATE   SPUD DATE
------------------------------------------------------------------------------------------------------------
     HI          A545        17199      G17199    SOI                                01/01/97    09/12/97
     VK          0779        13673      G13673    ELF                                08/01/95    02/16/99
     VK          0823        10942      G10942    ELF                                07/01/89    07/17/99
     EI          0172        5494       G05494    NEWFIELD EXP                       07/01/83    01/21/99

                                    EXHIBIT B
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                                 EXCLUDED LEASE


SUPPLY SOURCE          RECEIPT POINT          RELATED PLANT / OPERATOR          RELATED PIPELINE
-------------          -------------          ------------------------          ----------------
Grand Isle 33          Grand Isle 33          Grand Isle / Exxon                Exxon's Grand Isle Gathering System

                                    EXHIBIT C
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                               CONSIDERATION BASES


PLANT                       CONSIDERATION BASIS
-----                       -------------------
Barracuda                   GMR - Transcontinental Gas Pipeline Corp., Zone 2 (pooling point)

Blue Water                  Average of GMR - Tennessee Gas Pipeline, Louisiana, 800 leg
                                       GMR - Columbia Gulf Transmission Co., Louisiana

Burns Point                 GMR - Koch Gateway Pipeline Co., South Louisiana/East Side

Calumet (ANR)               GMR - ANR Pipeline Co., Louisiana

Calumet (Trunkline)         GMR - Trunkline Gas Co., Louisiana

Garden City/Neptune         Average of GMR - Koch Gateway Pipeline Co., South Louisiana/East Side
                                       GMR - Columbia Gulf Transmission Co., Louisiana
                                       GMR - Texas Gas Transmission Corp., Zone SL
                                       GMR - Henry Hub

Iowa                        GMR - Texas Eastern Transmission Corp., West Louisiana Zone

N. Terrebonne (Transco)     GMR - Transcontinental Gas Pipeline Corp., Zone 3 (pooling point)

N. Terrebonne (Koch)        GMR - Koch Gateway Pipeline Co., South Louisiana/East Side

Mobile Bay*                 Average of GMR - Transcontinental Gas Pipe Line Corp., Mississippi, Alabama less 9.6 cents
(Yellowhammer only)                    GMR - Florida Gas Transmission Co., Zone 3


Note:  GMR ==> Inside F.E.R.C.'s Gas Market Report, First of Month Index

* Assumes Processor or Processor's agent pays any cost associated with moving all of the Yellowhammer Gas to the Plant.

                                    EXHIBIT C
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                               CONSIDERATION BASES


PLANT                    CONSIDERATION BASIS
-----                    -------------------
Pascagoula               Average of GMR - Transcontinental Gas Pipe Line Corp., Mississippi, Alabama
                                    GMR - Koch Gateway Pipeline Co., South Louisiana/East Side
                                    GMR - Florida Gas Transmission Co., Zone 3
                                    GMR - Southern Natural Gas, Louisiana
                                    GMR - Tennessee Gas Pipeline, Louisiana, 500 leg

Sabine Pass              GMR - Tennessee Gas Pipeline, Louisiana, 800 leg

Sea Robin                Average of GMR - Columbia Gulf Transmission Co., Louisiana
                                    GMR - Southern Natural Gas Co., Louisiana

Stingray                 GMR - Natural Gas Pipeline Co. of America, Louisiana

Toca                     GMR - Southern Natural Gas, Louisiana

Venice                   Average of GMR - Texas Eastern Transmission Corp., East Louisiana zone
                                    GMR - Columbia Gulf Transmission Co., Louisiana
                                    GMR - Koch Gateway Pipeline Co., South Louisiana/East Side

Yscloskey                GMR - Tennessee Gas Pipeline, Louisiana, 500 leg


Note:  GMR ==> Inside F.E.R.C.'s Gas Market Report, First of Month Index

                                    EXHIBIT D
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                 UPSTREAM PIPELINES WITH PROCESSOR'S RETROGRADE


UPSTREAM PIPELINE                                  GAS PLANT                    COUNTY/PARISH
------------------                                 ---------                    -------------
Southern Natural Pipeline                          Toca                         St. Bernard, LA
Mississippi Canyon Gas Pipeline                    Venice                       Plaquemines, LA
Destin Pipeline                                    Pascagoula                   Jackson, MS

                                    EXHIBIT E
             SIXTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                                ATTORNMENT LETTER


[Name of Producer]                              [Name of Transferee of Lease]
[Address of Producer]                           [Address of Transferee of Lease]


Ladies and Gentlemen:

Subject: Transfer of Certain Leases
         Notification and Consent to Assignment

         1. AGREEMENT FOR TRANSFER OF LEASES. Per prior discussions, your respective offices have been apprised that [name of producer] ("[name of producer]") and [name of transferee] ("Successor Producer") have entered an agreement by which [name of producer] will transfer to Successor Producer (the "Transfer") those certain interests in and to certain properties and leases as described on Exhibit A ( the "Properties").

         2. COGNIZANCE OF PRIOR CONVEYANCE OF PROCESSING RIGHTS. The parties acknowledge that all gas processing rights associated with the Properties have been conveyed to Processor by virtue of that certain Sixth Amendment to Conveyance of Gas Processing Rights (as the same may be amended from time to time after March 1, 2003, the "Conveyance of Processing Rights") dated March 1, 2003 by and between Enterprise Gas Processing, LLC ("Processor") and Shell Oil Company and certain of its named affiliates (collectively, "Producers"), a copy of which is attached hereto and made a part hereof as if set forth herein in its totality.

         3. RESERVATION OF RIGHTS BY PROCESSOR. Processor hereby expressly reserves all its rights under the Conveyance of Processing Rights with respect to the Properties. Successor Producer hereby acknowledges and agrees that it is acquiring the Properties subject to the rights conveyed to Processor in the Conveyance of Processing Rights.

         4. ASSUMPTION OF PRODUCER'S OBLIGATIONS. Successor Producer hereby assumes and agrees to perform all of the obligations of [name of producer] to Processor, and receives and accepts all rights of [name of producer], under the Conveyance of Processing Rights, insofar as they relate to the Properties.

         5. CONSENT TO TRANSFER. Processor hereby acknowledges and consents to the Transfer and agrees to render to Successor Producer the performance of Processor's obligations to Producers under the Conveyance of Processing Rights insofar as they relate to the Properties.

         6. COUNTERPARTS. This document may be executed in any number of counterparts, each of which when combined and taken together, shall be considered but one and the same document.

         7. COVENANTS RUNNING WITH THE LAND. The parties intend that, to the extent permitted by law, this instrument and the Conveyance of Gas Processing Rights shall be considered to be covenants running with the Properties which shall inure to the benefit of, and be binding upon, the successors and assigns of the parties' interests insofar as they relate to the Conveyance of Gas Processing Rights or the Properties.

         Your prompt attention to this matter will be appreciated. Should you have any questions or require further information in this regard, please contact our office.

Yours very truly,



Name
[title]

[NAME OF TRANSFEREE]                               [NAME OF PRODUCER]
Agreed to and approved this ______ day of          Agreed to and approved this ______ day of
______________________, 20__.                      ______________________, 20__.

By:                                                By:
   -----------------------------                      -----------------------------

Title:                                             Title:
      --------------------------                         --------------------------



ENTERPRISE GAS PROCESSING, LLC

Agreed to and approved this ______ day of ______________________, 20__.

By:
   -----------------------------

Title:
      --------------------------